Exhibit 99.2
Crescent Real Estate Equities
Company
Second Quarter 2006
Supplemental Operating and Financial Data
This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Table of Contents

Company Background
About the Company/Vision/Mission/Summary	4
Trust Managers/Key Management	5

Financial Highlights
Key Financial Data	7
Balance Sheets	10
Statements of Operations	11
Funds From Operations	12
Earnings Guidance	13
Sector Contribution and Assets by Segment	14
Acquisitions, Dispositions, Development and Other Strategic Transactions	15
Consolidated Debt Schedule	16
Consolidated Debt Breakdown/Future Consolidated Debt Repayments	17
Unconsolidated Debt Schedule/Future Unconsolidated Debt Repayments	18
Investment in Unconsolidated Companies	19

Portfolio Data
Office:
Total Office Portfolio — Composition	22
Total Office Portfolio — Property Table	23
Total Office Portfolio — Leasing Statistics	26
Total Office Portfolio — Same Store Analysis	27
Total Office Portfolio — Capital Expenditures	28
Total Office Portfolio — Top 25 Office Customers	29
Total Office Portfolio — Customer Industry Diversification	30
Total Office Portfolio — Lease Expirations	31

Resort Residential Development — June 30, 2006:
Resort Residential Development Statistics	40
Resort Residential Development Property Table	41
Resort Residential Development Net Equity Book Value by Project	42
Resort Residential Development — December 31, 2005:
Resort Residential Development Statistics	44
Resort Residential Development Property Table	45
Resort Residential Development Performance	46
Resort Residential Development Net Present Valuation	47
Resort Residential Development Net Equity Book Value by Project	48

Resort/Hotel:
Resort/Hotel Quarter-to-Date Statistics	50
Resort/Hotel Year-to-Date Statistics	51

Temperature-Controlled Logistics:
Temperature-Controlled Logistics Property Table	53

Mezzanine Investments:
Mezzanine Investments	55

Contact Information
Equity Research Coverage/IR Contacts	57

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

About the Company
Crescent Real Estate Equities Company (NYSE: CEI) is a real estate investment trust headquartered in Fort Worth, Texas. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of 74 premier office buildings totaling 30 million square feet located in select markets across the United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. Crescent also makes strategic investments in resort residential development, as well as in destination resorts, including Canyon Ranch®. For more information, visit the Company’s website at http://www.crescent.com
Vision
Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.
Mission
Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.
Summary
As of June 30, 2006

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	74
Total Office Square Feet Owned and Managed	30.1 million
Geographic Diversity	8 states and 27 sub-markets
Number of Employees	761
Common Shares and Units Outstanding (share equivalent)	124.6 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($18.56 share price at 6/30/06)	8.1%
Total Market Capitalization Including Debt	$5.0 billion
Insider Ownership	18.1%
Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on August 1, 2006, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent’s website or by contacting Crescent directly.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, American Beacon Advisors, Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	Managing Partner, E2M Partners, LLC
Chief Executive Officer

Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments
Senior Management
John C. Goff, Vice Chairman and Chief Executive Officer
Dennis H. Alberts, President and Chief Operating Officer
Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer
David M. Dean, Managing Director, Legal
Thomas G. Miller, Managing Director, Investments
Kenneth S. Moczulski, Managing Director, Investments
Jane E. Mody, Managing Director, Capital Markets
Jane B. Page, Managing Director, Asset Management / Leasing
Paul R. Smith, Managing Director, Funds Management
John L. Zogg, Jr., Managing Director, Asset Management / Leasing
John P. Albright, Senior Vice President, Finance
Robert H. Boykin, Senior Vice President, Leasing
Joseph D. Dobbs, Senior Vice President, Property Management
Michael S. Lewis, Senior Vice President, Leasing
Christopher T. Porter, Senior Vice President and Treasurer
Daniel E. Smith, Senior Vice President, Corporate Counsel
Suzanne K. Stevens, Senior Vice President and Controller
James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Key Financial Data
(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Shares and Units
Common Shares Outstanding	101,734,083	101,724,583	101,442,063	101,058,455	100,127,859
Units Outstanding (a)	22,857,346	22,857,346	22,832,346	23,186,378	23,182,778

Combined Shares and Units	124,591,429	124,581,929	124,274,409	124,244,833	123,310,637

Weighted Average for Quarter — Basic (EPS) (b)	101,632,363	101,475,910	100,901,753	100,663,122	99,676,059
Weighted Average for Quarter — Diluted (EPS) (b)	101,632,363	101,475,910	102,422,428	100,663,122	99,676,059
Weighted Average for Quarter — Diluted (FFO)	122,186,713	122,007,365	121,520,969	119,841,083	117,484,930

Share Price & Dividends
At the End of the Period	$18.56	$21.07	$19.82	$20.51	$18.75
High during Quarter	$20.64	$21.60	$21.06	$20.65	$18.99
Low during Quarter	$17.61	$20.14	$19.23	$17.95	$16.02
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity (c)	$2,205,586	$2,503,662	$2,349,530	$2,430,483	$2,204,543
Preferred Equity (d)	410,400	410,400	410,400	410,400	410,400
Total Consolidated Debt (e)	2,394,856	2,200,105	2,259,473	2,307,104	2,300,092

Total Capitalization	$5,010,842	$5,114,167	$5,019,403	$5,147,987	$4,915,035

Total Consolidated Debt/Total Capitalization (e)	48%	43%	45%	45%	47%

Selected Balance Sheet Data (f)
Net Investment in Real Estate	$2,846,564	$2,723,175	$2,655,323	$2,702,561	$2,662,705
Investments in Unconsolidated Companies	$397,191	$395,398	$393,535	$390,092	$391,249
Total Assets (e)	$4,171,741	$3,996,320	$4,141,862	$4,191,256	$4,073,013
Total Liabilities	$2,859,389	$2,638,514	$2,732,486	$2,759,848	$2,709,490
Total Unconsolidated Debt	$645,679	$647,337	$646,913	$661,809	$661,732
Total Minority Interest	$160,150	$162,641	$167,381	$166,381	$149,416
Total Shareholders’ Equity	$1,152,202	$1,195,165	$1,241,995	$1,265,027	$1,214,107

Selected Operating Data
Total Office Portfolio (f)
Revenues	$193,790	$181,620	$172,840	$176,261	$166,934
Net Straight-Line revenue / (expense) adjustment (g)	$2,052	$2,809	$4,839	$5,648	$5,387
Rental income from FAS 141 Fair Market Value Adjustments	$(916)	$(983)	$(1,085)	$(1,224)	$(1,466)
Operating Margin (h)	51%	48%	47%	49%	50%
Bad Debt as Percentage of Office Property Revenue	0.24%	1.04%	0.28%	0.17%	0.33%
Lease Termination Fees	$16,445	$7,971	$4,662	$6,305	$2,721
Fee Revenue Generated from Office Management Business (i)	$4,437	$3,619	$3,844	$6,003	$4,089

Office — Crescent’s Share (f) (j)
Revenues	$133,085	$122,179	$115,782	$116,661	$112,263
Net Straight-Line revenue / (expense) adjustment (g)	$1,660	$2,110	$3,650	$4,542	$4,378
Rental income from FAS 141 Fair Market Value Adjustments	$(584)	$(621)	$(720)	$(786)	$(1,086)
Operating Margin (h)	53%	48%	46%	48%	49%
Bad Debt as Percentage of Office Property Revenue	0.14%	1.24%	0.29%	0.13%	0.36%
Lease Termination Fees	$16,351	$7,764	$4,341	$5,288	$2,247

Other
Total Property Revenues	$195,064	$238,604	$416,836	$210,471	$208,414
Crescent’s Share of Unconsolidated Revenues (k)	$102,868	$103,047	$129,645	$110,069	$97,160
General & Administrative Expense	$11,812	$14,826	$17,220	$11,751	$11,063
Interest Coverage Ratio (l)	1.96	1.96	1.95	1.73	1.72
Scheduled Principal Payments:
Consolidated Debt (m)	$2,970	$3,610	$3,174	$3,243	$3,180
Unconsolidated Debt	$2,209	$2,441	$2,376	$2,312	$2,304
Consolidated Capitalized Interest:
Office	$1,375	$916	$689	$163	$—
Resort Residential Development (n)	$5,111	$3,990	$5,043	$5,452	$4,501
Resort/Hotel	$599	$423	$375	$254	$150

Net (Loss) Income Available to Common Shareholders
Net Income (Loss) Available to Common Shareholders — Basic	$(4,719)	$(13,090)	$14,483	$71,634	$(13,552)
Basic — Per Share	$(0.05)	$(0.13)	$0.14	$0.71	$(0.14)
Diluted — Per Share	$(0.05)	$(0.13)	$0.14	$0.71	$(0.14)

Funds from Operations Available to
Common Shareholders — Diluted, as Adjusted (“FFO”) (o)
FFO	$31,395	$24,817	$61,544	$22,803	$33,114
FFO per Weighted Average Share	$0.26	$0.20	$0.51	$0.19	$0.28
FFO Payout Ratio (p)	145.9%	184.4%	74.0%	197.1%	133.0%
FFO by Segment:
Office Properties	$65,801	$54,695	$76,198	$54,582	$54,505
Resort Residential Development Properties	$3,273	$1,034	$22,431	$5,474	$11,056
Resort/Hotel Properties	$7,784	$10,630	$6,006	$9,352	$7,637
Temperature-Controlled Logistics Properties	$1,990	$3,188	$6,982	$4,606	$3,342
NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Date for the Quarter Ended June 30, 2006

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is generally exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Market Value of Common Equity does not include restricted units that are not convertible to common shares.

(d)	Net of issuance costs, preferred equity is $401,089.

(e)	Includes $108,206 of defeased debt related to the LaSalle Note I and Nomura Funding VI Note. The Company’s assets include $115,318 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt from Assets and Liabilities, the total consolidated debt to total capitalization ratio would be 47% as of June 30, 2006.

(f)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(g)	Net straight-line revenue adjustment excludes the El Paso lease termination. If included, the impact would be as follows: Q2 2006 — ($2,414), Q1 2006 - $6,023, Q4 2005 — ($5,764), Q3 2005 — $4,231.

(h)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(i)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture properties including property management fee revenue, lease commission revenue, and construction management fee revenue.

(j)	Amounts represent Wholly-Owned Office Properties and Crescent’s share of Joint-Venture Office Properties.

(k)	Crescent’s share of unconsolidated revenues includes Office, Temperature-Controlled Logistics and Canyon Ranch. Beginning in 1Q’06, Crescent’s share of unconsolidated revenues also includes Resort Residential Development Properties.

(l)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)
•	Loss / (Gain) on joint ventures of properties, net

•	Gain on Property Sales, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization
The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $8,831 related to the defeasance of the LaSalle Note I and Nomura Funding VI Note. Trailing four quarters’ interest income includes $407 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note I and Nomura Funding VI Note. Excluding these three items, the interest coverage ratio for trailing four quarters as of June 30, 2006 would have been 2.07.

(m)	Scheduled principal payments on consolidated debt include principal payments on defeased debt related to the LaSalle Note I or Nomura Funding VI Note. Excluding defeased debt, scheduled principal payments for the three months ended June 30 2006, were $2,505.

(n)	Resort Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO.

(o)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.

Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 12. FFO should not be considered an alternative to net income.

(p)	Calculated as dividends declared during quarter divided by FFO per weighted average share.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Key Portfolio Statistics

	As Of or For The Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

Office Properties (a)
Total Office Portfolio
Number of Properties	74	75	75	76	79
Square Footage	30,134,979	30,524,482	30,670,201	31,251,076	32,013,522
Economic Office Occupancy at End of Quarter (a)	88.2%	88.5%	89.5%	88.3%	87.9%
Leased Office Occupancy at End of Quarter (a)	91.1%	90.9%	91.8%	90.5%	89.8%
Same-Store Net Operating Income (“NOI”) % Change (b)	(0.9)%	(4.9)%	(2.4)%	(1.1)%	(2.8)%
Same-Store Average Occupancy (b)	88.4%	88.3%	87.8%	86.8%	87.0%

Wholly-Owned Office Properties
Number of Properties	54	54	54	53	56
Square Footage	15,780,658	15,780,658	15,926,377	15,863,116	16,625,562
Economic Office Occupancy at End of Quarter (a)	87.8%	88.1%	89.2%	87.6%	86.5%
Leased Office Occupancy at End of Quarter (a)	90.7%	90.3%	91.4%	89.9%	88.7%

Joint-Venture Office Properties (c)
Number of Properties	20	21	21	23	23
Square Footage	14,354,321	14,743,824	14,743,824	15,387,960	15,387,960
Economic Office Occupancy at End of Quarter (a)	88.7%	89.0%	89.8%	89.1%	89.5%
Leased Office Occupancy at End of Quarter (a)	91.6%	91.6%	92.3%	91.1%	91.1%

Resort Residential Development Properties
Total Number of Active and Planned Resort Residential Development Projects	26	26	23	27	28

Desert Mountain
Resort Residential Lot Sales	2	1	3	6	22
Average Price Per Lot (in thousands)	$2,117	$1,574	$1,519	$1,086	$1,014
Resort Residential Unit Sales	1	1	—	—	—
Average Price Per Unit (in thousands)	$1,397	$1,786	$—	$—	$—

Crescent Resort Development
Resort Residential Lot Sales	41	29	261	67	94
Average Price per Lot (in thousands)	$160	$175	$249	$166	$74
Resort Residential Unit Sales	10	34	123	43	55
Average Price per Unit (in thousands)	$1,780	$1,901	$1,542	$1,012	$741

Resort/Hotel Properties
Total Luxury Resorts and Spas, and Upscale Business Class Hotels
Number of Properties	6	6	6	6	6
Number of Resort/Hotel Rooms	1,854	1,939	1,939	1,939	1,939
Same-Store NOI % Change	12.9%	26.9%	28.6%	31.1%	129.5%
Same-Store Weighted Average Occupancy	70.6%	74.2%	70.8%	75.1%	70.7%
Total Office Portfolio refers to the number of office properties Crescent owned or has an interest in, regardless of the ownership %.
Wholly-Owned Office Properties refers to the number of office properties in which Crescent owns 100%.
Joint-Venture Office Properties refers to the number of office properties Crescent co-owns.
Economic Office Occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.
Leased Office Occupancy is defined as economic occupancy plus occupancy of space in leases that are signed but not commenced.
Stabilization of an office property is deemed to occur upon the earlier of (1) achieving occupancy of 90%, (2) one year after the date placed in service or acquisition date, or (3) two years following the acquisition date for properties which are being repositioned.

Notes:

(a)	Occupancy statistics for prior quarters have been restated to exclude properties held for sale and unstabilized properties. See Total Office Portfolio Property Table on page 24.

(b)	Same-store statistics exclude properties held for sale and unstabilized properties. Prior quarters have not been restated.

(c)	Prior quarters have been restated for current joint venture partnership structure.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Balance Sheets
(dollars in thousands, except share data)

	June 30,	December 31,
	2006	2005
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$191,025	$183,228
Land improvements, net of accumulated depreciation of $33,141 and $29,784 at June 30, 2006 and December 31, 2005, respectively	73,962	70,494
Buildings and improvements, net of accumulated depreciation of $493,122 and $456,628 at June 30, 2006 and December 31, 2005, respectively	1,850,516	1,760,920
Furniture, fixtures and equipment, net of accumulated depreciation of $36,847 and $34,129 at June 30, 2006 and December 31, 2005, respectively	38,914	37,236
Land held for investment or development	688,008	574,527
Properties held for disposition, net	4,139	28,918

Net investment in real estate	$2,846,564	$2,655,323

Cash and cash equivalents	$81,222	$86,228
Restricted cash and cash equivalents	71,018	84,699
Defeasance investments	115,318	274,134
Accounts receivable, net	49,373	56,356
Deferred rent receivable	63,789	70,074
Investments in unconsolidated companies	397,191	393,535
Notes receivable, net	248,034	219,016
Income tax asset — current and deferred	11,516	8,291
Other assets, net	287,716	294,206

Total assets	$4,171,741	$4,141,862

LIABILITIES:
Borrowings under Credit Facility	$310,000	$234,000
Notes payable	2,007,535	1,948,152
Junior subordinated notes	77,321	77,321
Accounts payable, accrued expenses and other liabilities	463,440	471,920
Deferred tax liability	1,093	1,093

Total liabilities	$2,859,389	$2,732,486

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 11,428,673 and 11,416,173 units, at June 30, 2006 and December 31, 2005, respectively	$105,531	$113,819
Consolidated real estate partnerships	54,619	53,562

Total minority interests	$160,150	$167,381

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding at June 30, 2006 and December 31, 2005	$319,166	$319,166
Series B Cumulative Redeemable Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at June 30, 2006 and December 31, 2005	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 126,855,000 and 126,562,980 shares issued at June 30, 2006 and December 31, 2005, respectively	1,269	1,266
Additional paid-in capital	2,276,224	2,271,888
Deferred compensation on restricted shares	—	(1,182)
Accumulated deficit	(1,066,392)	(972,319)
Accumulated other comprehensive income	144	1,385

	$1,612,334	$1,702,127
Less — shares held in treasury, at cost, 25,120,917 common shares at June 30, 2006 and December 31, 2005	(460,132)	(460,132)

Total shareholders’ equity	$1,152,202	$1,241,995

Total liabilities and shareholders’ equity	$4,171,741	$4,141,862

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the six months
	ended June 30,		ended June 30,
	2006	2005	2006	2005
	(unaudited)		(unaudited)
REVENUE:
Office Property	$110,407	$92,651	$210,073	$181,566
Resort Residential Development Property	53,716	85,838	152,855	140,313
Resort/Hotel Property	30,941	29,925	70,739	69,759

Total Property Revenue	$195,064	$208,414	$433,667	$391,638

EXPENSE:
Office Property real estate taxes	$10,716	$9,843	$20,282	$19,911
Office Property operating expenses	39,588	37,523	81,142	73,872
Resort Residential Development Property expense	49,683	73,611	141,380	122,447
Resort/Hotel Property expense	23,815	23,723	53,272	55,458

Total Property Expense	$123,802	$144,700	$296,076	$271,688

Income from Property Operations	$71,262	$63,714	$137,591	$119,950

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company	$4,297	$—	$4,297	$—
Income from investment land sales	—	4,963	—	8,424
Gain on joint venture of properties	—	1,008	—	1,540
Gain on property sales	298	180	298	180
Interest and other income	9,291	7,906	25,179	13,210
Corporate general and administrative	(11,812)	(11,063)	(26,638)	(21,392)
Interest expense	(32,644)	(36,078)	(66,054)	(69,358)
Amortization of deferred financing costs	(1,843)	(2,116)	(3,613)	(4,045)
Extinguishment of debt	—	(240)	—	(1,667)
Depreciation and amortization	(37,191)	(40,977)	(73,635)	(75,004)
Other expenses	(1,845)	(8)	(3,778)	(676)
Equity in net income (loss) of unconsolidated companies:
Office Properties	2,691	3,355	4,868	6,685
Resort Residential Development Properties	(597)	71	(124)	192
Resort/Hotel Properties	(1,216)	(645)	(2,086)	760
Temperature-Controlled Logistics Properties	(2,278)	(1,211)	(2,600)	(2,342)
Other	410	4,571	525	10,761

Total other income (expense)	$(72,439)	$(70,284)	$(143,361)	$(132,732)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(1,177)	$(6,570)	$(5,770)	$(12,782)
Minority interests	(1,066)	(1,011)	(568)	(492)
Income tax benefit	5,429	329	4,325	1,545

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS	$3,186	$(7,252)	$(2,013)	$(11,729)
Income from discontinued operations, net of minority interests	113	1,710	135	3,397
(Loss) gain on sale of real estate from discontinued operations, net of minority interests	(8)	—	88	1,503

NET INCOME (LOSS)	$3,291	$(5,542)	$(1,790)	$(6,829)

Series A Preferred Share distributions	(5,991)	(5,991)	(11,981)	(11,981)
Series B Preferred Share distributions	(2,019)	(2,019)	(4,038)	(4,038)

NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(4,719)	$(13,552)	$(17,809)	$(22,848)

BASIC EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations	$(0.05)	$(0.16)	$(0.18)	$(0.28)
Income from discontinued operations, net of minority interests	—	0.02	—	0.03
(Loss) gain on sale of real estate from discontinued operations, net of minority interests	—	—	—	0.02

Net loss available to common shareholders — basic	$(0.05)	$(0.14)	$(0.18)	$(0.23)

DILUTED EARNINGS PER SHARE DATA:
Loss available to common shareholders before discontinued operations	$(0.05)	$(0.16)	$(0.18)	$(0.28)
Income from discontinued operations, net of minority interests	—	0.02	—	0.03
(Loss) gain on sale of real estate from discontinued operations, net of minority interests	—	—	—	0.02

Net loss available to common shareholders — diluted	$(0.05)	$(0.14)	$(0.18)	$(0.23)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	101,632,363	99,676,059	101,554,571	99,593,593

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	101,632,363	99,676,059	101,554,571	99,593,593

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Endeed June 30, 2006

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the six months
	ended June 30,				ended June 30,
	(unaudited)				(unaudited)
	2006	2006	2005	2005	2006	2006	2005	2005
	$	Per share	$	Per share	$	Per share	$	Per share
NET INCOME (LOSS)	3,291	0.03	(5,542)	(0.05)	(1,790)	(0.01)	(6,829)	(0.06)

ADJUSTMENTS:
Depreciation and amortization of real estate assets	32,514	0.27	38,039	0.33	64,553	0.53	68,793	0.59
Gain on property sales	(4,407)	(0.04)	(1,188)	(0.01)	(4,520)	(0.04)	(3,777)	(0.03)
Extinguishment of debt expense directly related to real estate asset sales (a)	—	—	(668)	(0.01)	—	—	388	—
Adjustment for investments in unconsolidated companies:
Office Properties	4,871	0.04	4,956	0.04	10,255	0.08	10,079	0.08
Resort Residential Development Properties	(2,908)	(0.02)	947	0.01	(6,000)	(0.05)	(448)	—
Resort/Hotel Properties	1,172	0.01	999	0.01	2,293	0.02	1,809	0.01
Temperature-Controlled Logistics Properties	4,269	0.04	4,554	0.04	7,779	0.06	9,199	0.08
Unitholder minority interest	603	—	(973)	(0.01)	(339)	—	(1,200)	(0.01)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(11,981)	(0.10)	(11,981)	(0.10)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(4,038)	(0.03)	(4,038)	(0.03)

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	31,395	0.26	33,114	0.28	56,212	0.46	61,995	0.53

Extinguishment of debt expense directly related to real estate asset sales (a)	—	—	668	0.01	—	—	(388)	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b) — NAREIT DEFINITION	31,395	0.26	33,782	0.29	56,212	0.46	61,607	0.53

INVESTMENT SEGMENTS:
Office Properties	65,801	0.55	54,505	0.46	120,496	0.98	106,930	0.91
Resort Residential Development Properties	3,273	0.03	11,056	0.09	4,308	0.04	15,963	0.14
Resort/Hotel Properties	7,784	0.06	7,637	0.07	18,414	0.15	19,081	0.16
Temperature-Controlled Logistics Properties	1,990	0.02	3,343	0.03	5,178	0.04	6,857	0.06
OTHER:
Corporate general and administrative	(11,812)	(0.10)	(11,063)	(0.09)	(26,638)	(0.22)	(21,392)	(0.18)
Interest expense	(32,644)	(0.27)	(36,078)	(0.31)	(66,054)	(0.54)	(69,358)	(0.60)
Series A Preferred Share distributions	(5,991)	(0.05)	(5,991)	(0.05)	(11,981)	(0.10)	(11,981)	(0.10)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(4,038)	(0.03)	(4,038)	(0.03)
Income from mezzanine loans and other loans	5,768	0.05	2,148	0.02	16,736	0.14	3,087	0.03
Other (c)	(755)	(0.01)	9,576	0.08	(209)	—	16,846	0.14

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (b)	31,395	0.26	33,114	0.28	56,212	0.46	61,995	0.53

Extinguishment of debt expense directly related to real estate asset sales (a)	—	—	668	0.01	—	—	(388)	—

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (b) — NAREIT DEFINITION	31,395	0.26	33,782	0.29	56,212	0.46	61,607	0.53

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	101,632,363		99,676,059		101,554,571		99,593,593

WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	122,186,713		117,484,930		122,099,870		117,337,663

DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		0.750		0.750

(a)	Extinguishment of debt expense directly related to real estate assets. An additional $0.9 million for the second quarter 2005 and $1.3 million for year-to-date 2005 of extinguishment of debt that is not related to the sale of real estate assets is included in funds from operations available to common shareholders.

(b)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures.
Crescent’s FFO, as adjusted, follows the NAREIT definition, but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include gains on sale of developed operating properties and promoted interests. Crescent provides this additional calculation of FFO, as adjusted, because management utilizes it in making operating decisions and assessing performance, and to assist investors in assessing the operating performance of Crescent. FFO should not be considered an alternative to net income.

(c)	Includes income from investment land sales, interest and other income, extinguishment of debt, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2006
FFO as adjusted(1)	$153,500	to	$172,000
FFO as adjusted per share (1)	$1.25	to	$1.40

	Low		High
FFO as adjusted from Operating Businesses and Investments (1)
Operating Business
Office	$238,000	to	$243,000
Investments
Resort Residential Developments	35,000	to	38,000
Resorts / Hotels (2)	36,000	to	39,000
Structured Finance/Securities	32,000	to	33,000
Temperature-Controlled Logistics	19,000	to	21,000
Other
Reinvestment Activity (3)	$3,000	to	$6,000
Business Initiatives (4)	$10,000	to	$15,000

Office Business Drivers (5)
Same Store NOI Growth (GAAP)	0.0%	to	2.0%
Same Store Average Occupancy	88%	to	89%
Portfolio Ending Occupied	90%	to	91%
Portfolio Ending Leased	91%	to	92%
Lease Termination Fees (6)	$32,000	to	$33,000
Realization of Office Promotes (7)	$15,000	to	$18,000

Resort Residential Development Business Drivers (5)
Crescent Resort Development
Unit Sales	110	to	140
Average Unit Price	$1,900	to	$2,000
Lot Sales	325	to	375
Average Price	$190	to	$210

Desert Mountain
Lot Sales	10	to	15
Average Price	$1,700	to	$1,800
Unit Sales	33	to	38
Average Unit Price	$1,500	to	$1,600

Luxury Resorts and Spas, and Upscale Business Class Hotels Drivers (5) (8)
Average Occupancy	72%	to	74%
Average Daily Rate Growth	10%	to	12%
Revenue per Available Room Growth	10%	to	12%

	3rd Quarter 2006
	Low		High
FFO as adjusted (1)	$36,000	to	$39,000
FFO as adjusted per share (1)	$0.29	to	$0.32
Reconciliation of FFO to Net Income(1)

	Full Year 2006			3rd Quarter 2006
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED PER SHARE (1)	$1.25	to	$1.40	$0.29	to	$0.32

FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, AS ADJUSTED (1)	$153,500		$172,000	$36,000		$39,000
ADJUSTMENTS:
Gain on sale of developed operating properties and promoted interests	(15,000)		(18,000)	(15,000)		(18,000)
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED, NAREIT DEFINITION (1)	$138,500		$154,000	$21,000		$21,000
ADJUSTMENTS:
Depreciation and amortization of real estate assets	(134,700)		(134,700)	(33,600)		(33,600)
(Impairments), gains, (losses) and promoted interests	15,000		18,000	15,000		18,000
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(3,200)		(3,200)	11,000		11,000
Resort Residential Development Properties	6,000		6,000	—		—
Resort / Hotel Properties	(4,700)		(4,700)	(1,200)		(1,200)
Temperature Controlled Logistics Properties	(18,600)		(18,600)	(4,200)		(4,200)
Unitholder minority interest	(4,500)		(7,300)	(2,500)		(2,900)
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	$25,800		$41,500	$13,500		$16,100

WEIGHTED AVERAGE COMMON SHARES/UNITS OUTSTANDING — DILUTED	123,000,000		123,000,000	123,000,000		123,000,000

LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (9)	19,700,000		19,700,000	19,700,000		19,700,000

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — DILUTED	103,300,000		103,300,000	103,300,000		103,300,000

(1)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent’s Funds From Operations Available to Common Shareholders – Diluted, As Adjusted follows the NAREIT definition but is adjusted to (i) exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets and (ii) include the impact of gains on the sale of developed operating properties and promoted interests. Refer to page 12 of this supplement for a reconciliation of GAAP net income to FFO as presented by Crescent, as well as NAREIT’s FFO.

(2)	Includes Canyon Ranch.

(3)	FFO from Reinvestment Activity includes earnings from assumed future investment of $160M — $180M during the year at a 12% going in leveraged FFO yield.

(4)	Business Initiatives include investment land sales, gains generated from the sale of developed properties, and other income initiatives.

(5)	Business drivers presented at 100% regardless of Crescent’s ownership interest in the underlying properties.

(6)	$32.0M will be recognized in 2006 as a result of the El Paso lease termination agreement.

(7)	Office promotes anticipated 3Q

(8)	Excludes Canyon Ranch.

(9)	Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Sector Contribution and Assets by Segment
As of June 30, 2006
(dollars in thousands)
Gross Book Value of Real Estate Assets

		Resort
		Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment[1]	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,627,021	937,125	457,393	495,941	66,031	4,583,511
Depreciation (including Unconsolidated Assets)	(468,121)	(63,125)	(89,795)	(145,594)	(5,947)	(772,582)
Unconsolidated Debt and Other Liabilities	(394,522)	(2,674)	(108,661)	(266,831)	(16,046)	(788,734)
Other Assets (Cash, Defeasance Investments, Mezzanine Investments etc.)	316,507	217,117	95,453	75,281	445,188	1,149,546

Total Assets	2,080,885	1,088,443	354,390	158,797	489,226	4,171,741

Net Book Value by Segment

		Resort Residential
	Office	Development	Resort/Hotel	TCL	Corporate &
	Segment	Segment(1)	Segment	Segment	Other		Total
Total Assets by Segment(2):
Balance at June 30, 2006 (3)	2,080,885	1,088,443	354,390	158,797	489,226	(4)	4,171,741
Balance at December 31, 2005	2,023,587	968,686	338,137	162,438	649,014		4,141,862
Consolidated Property Level Financing:
Balance at June 30, 2006	(903,659)	(197,608)	(119,048)	—	(1,174,541	)(5)	(2,394,856)
Balance at December 31, 2005	(851,215)	(142,680)	(59,051)	—	(1,206,527)		(2,259,473)
Consolidated Other Liabilities:
Balance at June 30, 2006	(103,290)	(293,153)	(28,667)	(810)	(38,613)		(464,533)
Balance at December 31, 2005	(116,515)	(286,986)	(28,126)	(25)	(41,361)		(473,013)
Minority Interests:
Balance at June 30, 2006	(17,330)	(31,702)	(5,653)	—	(105,465)		(160,150)
Balance at December 31, 2005	(15,354)	(32,228)	(5,853)	—	(113,946)		(167,381)

Total Net Book Value at June 30, 2006	1,056,606	565,980	201,022	157,987	(829,393)		1,152,202
Total Net Book Value at December 31, 2005	1,040,503	506,792	245,107	162,413	(712,820)		1,241,995

(1)	Refer to page 45 for further details regarding Resort Residential Development Segment information.

(2)	Total assets by segment are inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $88,048 by segment is as follows: Office — $27,904, Resort Residential Development $9,614, Resort/Hotel — $7,272, and Corporate — $43,258.

(4)	Includes mezzanine investments of $188,051 and defeasance investments of $115,318. At December 31, 2005 defeasance investments were $264,356 and mezzanine investments were $172,582.

(5)	Inclusive of Corporate bonds, Credit Facility, Junior Subordinated Notes, Repurchase Facilities, Funding I defeased debt and Nomura Funding VI defeased debt.

Crescent Real Estate Equities
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Acquisitions, Development, Dispositions and Other Strategic Transactions
2006 Activity as of June 30, 2006
Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase	Economic
Segment	Property	Ownership	Market	Feet	Date	Price	Price	Occupancy %
Office	Financial Plaza	100%	Phoenix - Mesa/Superstition	309,983	1/23/2006	$55.0 Million	$178	89%
Dispositions

						Sales Price	Net		Net Proceeds
		CEI		Square Feet /	Sale	Net of	PSF/Room/Acre	CEI	to CEI (after
Segment	Property	Ownership	Market	Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss) (1)	Debt Payoff)
Office	Waterside Commons	100%	Dallas - Las Colinas	458,906 sf	2/17/2006	$24.8 Million	$54	($0.9) Million	$24.8 Million
Office	Chase Tower	20%	Austin - CBD	389,503 sf	6/20/2006	$68.8 Million	$177	$4.3 Million	$5.6 Million
Development

										Expected		CEI Share
		CEI		Square Feet / Rooms /			Total 2006	Total Development	Total Projected	Leased /	CEI Share of	of Current
Segment	Project	Ownership	Market	Units / Townhomes	Start Date	Completion Date	Development Costs	Costs to Date	Development Costs	Committed	Total Equity	Equity Funded
Office	3883 Howard Hughes Parkway	100%	Las Vegas - Central East	239,000 sf	3Q 2005	1Q 2007	$20.6 Million	$31.4 Million	$72.1 Million	36%/58%	$19.9 Million	$17.4 Million

Office	2211 Michelson	40%	Irvine - John Wayne Airport	265,000 sf	1Q 2006	2Q 2007	$14.8 Million	$32.0 Million	$99.6 Million	0%/0%	$5.6 Million	$5.6 Million

Office	Paseo Del Mar	80%	San Diego - Del Mar Heights	233,000 sf	3Q 2005	3Q 2006	$13.5 Million	$60.6 Million	$81.7 Million	42%/60%	$22.9 Million	$22.9 Million

Office	Parkway at Oak Hill	90%	Austin - Southwest	144,380 sf	2Q 2006	2Q 2007	$6.0 Million	$6.0 Million	$27.4 Million	0%/0%	$8.2 Million	$4.9 Million

RDV/Resort	The Ritz-Carlton Residences and Hotel - Phase I	100%	Dallas - Uptown/Turtle Creek	70 units / 217 rooms	2Q 2005	3Q 2007	$38.3 Million	$88.6 Million	$202.7 Million	N/A / 93%	$39.9 Million	$30.0 Million

RDV	The Ritz-Carlton Tower Residences - Phase II	100%	Dallas - Uptown/Turtle Creek	96 units / 4 townhomes	1Q 2007	4Q 2008	$4.9 Million	$9.8 Million	$138.8 Million	N/A / 0%	$52.8 Million	$9.8 Million

RDV	Jefferson Investment’s Multi-Family Luxury Apartments	50%	Dedham, MA	301 units	4Q 2004	3Q 2006	$9.7 Million	$47.5 Million	$54.3 Million	0% / 40%	$13.3 Million	$13.3 Million
Mezzanine Investments
New Investments

		Date of		Weighted Average Yield
Segment	Investment	Transaction	Quarter End Balance	During Quarter	Current Yield (3)	Fixed/Variable
Other	Florida Hotel Portfolio Investment	1/20/2006	$15.0 Million	13.02%	13.37%	Variable

Other	California Ski Resort	4/12/2006	$20.0 Million	9.53%	9.84%	Variable

Other	New York City Residential	5/8/2006	$28.8 Million	17.94%	18.20%	Variable
Repayments

Date of
Segment	Investment	Transaction	Principal Pay-off	Prepayment Fees
Other	New York City Office Investment	2/1/2006	$17.3 Million	$1.2 Million

Other	Orlando Resort Investment	2/24/2006	$33.0 Million	$5.0 Million

Joint Ventured (4)
Other	Florida Resort Investment	7/14/2006	$15.0 Million	$0.2 Million

(1)	Includes previously recognized impairments, if applicable. Amounts shown are not net of minority interest.

(2)	Crescent receives a preferred return on its invested capital before profits are allocated to the partners based on a 50% / 50% split.

(3)	Yields are as of July 31, 2006.

(4)	Through Redtail Capital Partners, L.P., of which Crescent has a 25% interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Consolidated Debt Schedule
As of june 30, 2006
(dollars in thousands)

			Balance	Interest
			Outstanding at	Rate at
		Maximum	June 30,	June 30,		Maturity
Description	Secured Asset	Borrowings	2006	2006		Date
Secured Fixed Rate Debt:
AEGON Partnership Note	Greenway Plaza	$245,544	$245,544	7.53%		July 2009
Prudential Note	707 17th Street/Denver Marriott	70,000	70,000	5.22		June 2010
JP Morgan Chase III	Datran Center	65,000	65,000	4.88		October 2015
Bank of America Note I	Fairmont Sonoma Mission Inn	55,000	55,000	5.40		February 2011
Morgan Stanley I	The Alhambra	50,000	50,000	5.06		October 2011
Allstate Life Note	Financial Plaza	39,228	39,228	5.47		October 2010
Bank of America Note II	The BAC - Colonnade Building	37,676	37,676	5.53		May 2013
Metropolitan Life Note VII	Dupont Centre	35,500	35,500	4.31		May 2011
Column Financial	Peakview Tower	33,000	33,000	5.59		April 2015
Mass Mutual Note (1)	3800 Hughes	32,905	32,905	7.75		August 2006
Northwestern Life Note	301 Congress	26,000	26,000	4.94		November 2008
JP Morgan Chase II	3773 Hughes	24,755	24,755	4.98		September 2011
Allstate Note (1)	3993 Hughes	24,406	24,406	6.65		September 2010
Metropolitan Life Note VI (1)	3960 Hughes	22,547	22,547	7.71		October 2009
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	37,949	37,949	2.90 to 13.75		July 2007 to Sept 2011

Secured Fixed Rate Defeased Debt:
LaSalle Note I (2)	Funding I Defeasance	100,876	100,876	7.83		August 2007
Nomura Funding VI Note (3)	Funding VI Defeasance	7,330	7,330	10.07		July 2010

Subtotal/Weighted Average		$907,716	$907,716	6.38%

Unsecured Fixed Rate Debt:
The 2009 Notes		$375,000	$375,000	9.25%		April 2009
The 2007 Notes		250,000	250,000	7.50		September 2007

Subtotal/Weighted Average		$625,000	$625,000	8.55%

Secured Variable Rate Debt:
KeyBank (4)	Ritz-Carlton Dallas Construction Project	$175,000	$46,538	7.57%		July 2008
German American Capital Corporation (4)	Funding One Assets	165,000	165,000	6.67		June 2007
JP Morgan Chase	Northstar Big Horn Construction Project	112,180	50,439	7.75		October 2007
Morgan Stanley II (5) (6)	Mezzanine Investments	100,000	38,280	7.07		March 2009
Goldman Sachs (6)(7)	Mezzanine Investments	100,000	10,000	6.77		May 2009
First Bank of Vail	Village Walk Construction Project	62,457	9,260	7.75		February 2008
Guaranty Bank (8) (9)	Paseo Del Mar Construction Project	53,100	26,784	6.86		September 2008
Societe Generale (8)	3883 Hughes Construction Project	52,250	7,070	7.12		September 2008
Bank of America III (8) (9)	JPI Construction Project	41,009	34,178	7.28		November 2007
US Bank (10)	Beaver Creek Landing Construction Project	33,400	2,580	7.10		February 2008
National Bank of Arizona	DMDC Assets	30,000	9,040	8.75		October 2007
California Bank & Trust (11)	One Riverfront Construction Project	24,350	228	8.38		March 2008
Construction, Acquisition and other obligations	Various Office and Resort Residential Assets	129,971	75,422	6.44 to 9.25		July 2006 to Dec 2012

Subtotal/Weighted Average		$1,078,717	$474,819	7.56%

Unsecured Variable Rate Debt:
Credit Facility (12)		$387,633	$310,000	6.75%		February 2008
Junior Subordinated Notes (Trust Preferred)		51,547	51,547	7.15		June 2035
Junior Subordinated Notes (Trust Preferred)		25,774	25,774	7.15		July 2035

Subtotal/Weighted Average		$464,954	$387,321	6.83%

Total/Weighted Average		$3,076,387	$2,394,856	7.25	%(13)

Average remaining term						3.6 years

(1)	Includes a portion of total premiums of $2,811 reflecting market value of debt acquired with purchase of Hughes Center portfolio. In July 2006, we extended the maturity of the Mass Mutual loan to January 2007.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent Office Property as collateral for LaSalle Note I. This transaction reduced this Note by $128,687. In January 2005, the remainder of LaSalle Note I was defeased when the Company purchased $115,781 in U.S. Treasuries to substitute as collateral for this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with LaSalle Note I.

(3)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(4)	This loan has three one-year extension options.

(5)	The investments can be financed through March 2008, after which four equal payments are due quarterly. The loan has a provision for a one-year extension which is subject to Morgan Stanley’s approval.

(6)	The loans supporting these facilities are subject to daily valuations by Morgan Stanley and Goldman Sachs, respectively. Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds.

(7)	The loan has a provision for a one-year extension which is subject to Goldman Sachs’ approval.

(8)	This loan has two one-year extension options.

(9)	Our partner provides a full guarantee of this loan.

(10)	This loan has one six-month extension option.

(11)	This loan has one one-year extension option.

(12)	The Credit Facility has a maximum potential capacity of $400,000. Capacity is subject to adjusted income from the assets in the borrowing base. As of June 30, borrowing capacity under the facility was $63,882. The $310,000 outstanding at June 30, excludes letters of credit issued under the facility of $13,751.

(13)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.12%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Consolidated Debt Breakdown
As of June 30, 2006
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,532,716	64%	7.27%		3.3

Variable Rate Debt (2)	862,140	36%	7.22%		4.1

Total/Weighted Average	$2,394,856	100%	7.25	% (3)	3.6

(1)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America III Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, US Bank Loan, or Morgan Stanley II Loan and Goldman Sachs Loan.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $276,492 of hedged variable-rate debt, are 76% and 24%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.12%.
Future Consolidated Debt Repayments (1)
As of June 30, 2006
(dollars in thousands)

	Secured	Defeased	Unsecured		Total (2)
2006	$42,318	$981	$—		$43,299
2007	319,375	100,279	250,000		669,654
2008	178,703	289	310,000	(3)	488,992
2009	282,305	320	375,000		657,625
2010	133,853	6,337	—		140,190
Thereafter	317,775	—	77,321		395,096

	$1,274,329	$108,206	$1,012,321		$2,394,856

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not include extension options on Wells Fargo Bank Loan, Bank of America III Loan, Societe Generale Loan, Guaranty Bank Loan, KeyBank Construction Loan, German American Capital Corporation Loan, California Bank & Trust Loan, US Bank Loan, Morgan Stanley II Loan or Goldman Sachs Loan.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Unconsolidated Debt Schedule
As of June 30, 2006
(dollars in thousands)

		Balance	Company’s Share
	CEI	Outstanding at	of Balance at	Interest Rate at	Maturity
Description	Ownership	June 30, 2006	June 30, 2006	June 30, 2006	Date		Fixed/Variable(1)
Temperature-Controlled Logistics Segment:
AmeriCold Realty Trust	31.72%
Goldman Sachs (2)		$460,831	$146,176	6.89%	5/11/2023		Fixed
Citigroup/Bank of America (3)		243,124	77,119	5.80%	6/9/2007		Variable
Other		48,062	15,242	3.48% to 13.63%	7/15/2006 to 4/1/2017		Fixed

		752,017	238,537

Office Segment:
Crescent HC Investors, L.P.	23.85%	269,705	64,325	5.03%	11/7/2011		Fixed
Crescent TC Investors, L.P.	23.85%	214,770	51,223	5.00%	11/1/2011		Fixed
Main Street Partners, L.P.(4)(5)	50.00%	105,712	52,856	8.00%	12/1/2006		Variable
Crescent Fountain Place, L.P.	23.85%	105,932	25,265	4.95%	12/1/2011		Fixed
Crescent POC Investors, L.P.	23.85%	97,504	23,255	4.98%	12/1/2011		Fixed
Crescent One Buckhead Plaza, L.P.	35.00%	85,000	29,750	5.47%	4/8/2015		Fixed
Crescent Miami Center, LLC	40.00%	81,000	32,400	5.04%	9/25/2007		Fixed
Crescent 1301 McKinney, L.P.(6)(7)	23.85%	73,350	17,494	6.43%	1/9/2008		Variable
Crescent One BriarLake Plaza, L.P.	30.00%	50,000	15,000	5.40%	11/1/2010		Fixed
Houston PT Four Westlake Park Office Limited Partnership (8)	20.00%	46,288	9,258	7.13%	8/1/2006		Fixed
Crescent Five Post Oak Park, L.P.	30.00%	44,019	13,206	4.82%	1/1/2008		Fixed
Houston PT Three Westlake Park Office Limited Partnership	20.00%	33,000	6,600	5.61%	9/1/2007		Fixed
Crescent Irvine LLC (9)	40.00%	14,822	5,929	8.07%	3/7/2009		Variable

		1,221,102	346,561

Resort/Hotel Segment:
CR Resort, LLC	48.00%	95,000	45,600	5.94%	2/1/2015		Fixed

Resort Residential Segment:
East West Resort Development XIV, LP, LLLP (10)	41.90%
The Vail Corporation		3,500	1,467	5.00%	4/28/2008		Fixed

Other Segment:
Redtail Capital Partners One, LLC (11)	25.00%	37,868	9,467	7.00%	8/9/2008		Variable
Fresh Choice, LLC	40.00%
GE Capital Franchise Finance Corporation (12)		4,673	1,869	9.94%	1/1/2011		Variable
Various Loans and Capital Leases		5,445	2,178	0.00% to 12.00%	10/1/2006 to 12/31/2029		Fixed

		47,986	13,514

Total Unconsolidated Debt		$2,119,605	$645,679

Fixed Rate/Weighted Average				5.94%	8.9	years
Variable Rate/Weighted Average				6.77%	1.0	years

Total Weighted Average				6.15%	6.9	years

(1)	All unconsolidated debt is secured.

(2)	AmeriCold Realty Trust expects to repay the notes on the Optional Prepayment Date of April 11, 2008.

(3)	The loan is a $400 million, one-year, interest-only financing that is collateralized by 21 of its owned and six of its leased temperature-controlled warehouses. It bears interest at LIBOR + 0.60% and increases to LIBOR + 1.10% when the remaining balance is drawn.

(4)	Senior Note — Note A: $78,135 at variable interest rate, LIBOR + 189 basis points, $4,596 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%.

Note B: $22,981 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest-rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	This loan has two one-year extension options.

(7)	In January 2006, Crescent 1301 McKinney, L.P. purchased a one-year 7.0% interest rate cap on one-month LIBOR with a notional amount of $73,350. Fulbright Tower office property was formerly known as 1301 McKinney. Crescent 1301 McKinney, L.P. will be required to purchase a new cap in January 2007 that limits interest rate to 1.0:1.0 debt service coverage. The loan bears interest at LIBOR + 123 basis points.

(8)	In July 2006, Houston PT Four Westlake Office Limited Partnership extended the maturity of this loan to November 1, 2006.

(9)	This loan has one two-year extension option. The loan bears interest at LIBOR plus 275 basis points. In May 2006, Crescent Irvine, LLC, entered into an interest rate swap agreement struck at 5.34%.

(10)	The Company is allocated 26.82% of profits after it receives a preferred return on its invested capital.

(11)	This loan has one one-year extension option. Redtail Capital Partners One, LLC is owned 100% by Redtail Capital Partners, L.P. The loans supporting this facility are subject to daily valuations by Morgan Stanley and Crescent is subject to a margin call if the overall leverage of the facility exceeds certain thresholds. The loan bears interest as follows: $25,368 at LIBOR + 185 basis points and $12,500 at LIBOR + 170 basis points.

(12)	The Company guarantees $1.0 Million of this loan. The loan bears interest at LIBOR + 470 basis points.
Future Unconsolidated Debt Repayments
June 30, 2006
(dollars in thousands)

	Secured	Unsecured	Total (1)
2006	$65,656	$—	$65,656
2007	126,699	—	126,699
2008	49,014	—	49,014
2009	13,368	—	13,368
2010	23,788	—	23,788
Thereafter	367,154	—	367,154

	$645,679	$—	$645,679

(1)	Based on contractual maturity and does not take into account the extension option on the Crescent 1301 McKinney, L.P. Loan, Redtail Capital Partners One, LLC Loan or Crescent Irvine, LLC Loan.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Investment in Unconsolidated Companies
As of June 30, 2006
(dollars in thousands)
Balance Sheets:

		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total
Real estate, net	$1,902,303	$1,104,501	$110,855	$23,677
Cash	58,883	11,231	43,131	1,172
Restricted Cash	29,452	60,283	—	—
Other assets	275,422	151,985	12,680	18,755

Total assets	$2,266,060	$1,328,000	$166,666	$43,604

Notes payable	$1,221,102	$752,017	$95,000	$3,500
Other liabilities	178,967	89,191	24,822	2,326
Preferred Membership Units	—	—	106,556	—
Equity	865,991	486,792	(59,712)	37,778

Total liabilities and equity	$2,266,060	$1,328,000	$166,666	$43,604

Company’s share of unconsolidated debt	$346,561	$238,537	$45,600	$1,467	$13,514	$645,679

Company’s investments in unconsolidated companies	$175,631	$158,797	$4,544	$14,617	$43,602	$397,191

Balance Sheet as of June 30, 2006 includes the following:
•	Office (1) — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT Bk One Tower Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L.P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company, L.L.C., EW Deer Valley, L.L.C, East West Resort Development XIV, L.P., LLLP; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

		Square		Date of
Partner	Building	Footage	CEI ownership	Partnership
(1) JPMorgan/GE Pension Affiliates
	The Crescent	1,299,522	23.85%	11/10/2004
	Houston Center	2,960,544	23.85%	11/10/2004
	Post Oak Central	1,279,759	23.85%	11/10/2004
	Fulbright Tower	1,247,061	23.85%	2/24/2005
JPMorgan Affiliate
	Miami Center	782,211	40.00%	9/25/2002
	BriarLake Plaza	502,410	30.00%	10/8/2003
	Fountain Place	1,200,266	23.85%	11/23/2004
	Trammell Crow Center	1,128,331	23.85%	11/23/2004
GE Pension Affiliate
	Four Westlake Park	561,065	20.00%	7/30/2001
	Three Westlake Park	414,792	20.00%	8/21/2002
	Five Post Oak Park	567,396	30.00%	12/20/2002
Trizec Properties, Inc.
	Bank One Center	1,530,957	50.00%	10/22/1997
Hines Crescent Irvine Associates, L.P. (a)
	2211 Michelson	N/A	40.00%	6/9/2005
Metzler US Real Estate Fund, L.P.
	One Buckhead Plaza	461,669	35.00%	6/29/2005

Total Square Footage in Unconsolidated Joint Ventures		13,935,983	28.20%

(a)	To be developed as an office property. See page 15 for further detail.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Investment in Unconsolidated Companies
As of June 30, 2006
(dollars in thousands)
Summary Statement of Operations:

	For the three months ended June 30, 2006
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total

Total Revenues	$88,677	$187,047	$36,285	$4,494
Operating Expense	43,457	155,133	31,648	7,980

Net Operating Income	45,220	31,914	4,637	(3,486)

Interest Expense	17,388	18,403	1,546	—
Depreciation and amortization	22,595	17,921	2,838	—
Preferred dividends	—	—	3,124	—
Taxes and Other (income) expense	(480)	(1,146)	104	(77)

Total Expenses	39,503	35,178	7,612	(77)

Gain (loss) on sale of assets	10,014	—	—	—

Net income (loss)	15,731	(3,264)	(2,975)	(3,409)
Items to reconcile to FFO	11,711	13,338	2,391	—

Funds From Operations	$27,442	$10,074	$(584)	$(3,409)

Company’s equity in net income (loss) of unconsolidated companies	$2,691	$(2,278)	$(1,216)	$(597)	$410	$(990)

Company’s share of FFO	$7,562	$1,990	$(43)	$(597)	$410	$9,322

	For the six months ended June 30, 2006
		Temperature-		Resort
		Controlled		Residential
	Office	Logistics	Resort/Hotel	Development	Other	Total
Total Revenues	$171,465	$382,897	$74,473	$5,155
Operating Expense	85,884	318,471	64,351	8,642

Net Operating Income	85,581	64,426	10,122	(3,487)

Interest Expense	34,476	32,714	2,980	—
Depreciation and amortization	43,037	34,990	5,734	—
Preferred dividends	—	—	6,189	—
Taxes and Other (income) expense	(1,158)	(971)	686	(355)

Total Expenses	76,355	66,733	15,589	(355)

Gain (loss) on sale of assets	10,014	2,107	—	—

Net income (loss)	19,240	(200)	(5,467)	(3,132)
Items to reconcile to FFO	31,285	24,295	4,839	—

Funds From Operations	$50,525	$24,095	$(628)	$(3,132)

Company’s equity in net income (loss) of unconsolidated companies	$4,868	$(2,600)	$(2,086)	$(124)	$525	$583

Company’s share of FFO	$15,123	$5,178	$208	$(124)	$525	$20,910

Summary Statement of Operations for the six months ended June 30, 2006, includes the following:
•	Office — Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT Bk One Tower Office Limited Partnership, Crescent Miami Center, LLC, Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P., Crescent 1301 McKinney, L.P., Crescent Irvine, LLC, Crescent One Buckhead Plaza L.P.;

•	Temperature-Controlled Logistics — Includes AmeriCold Realty Trust;

•	Resort/Hotel — CR Operating, LLC, CR Spa, LLC (entities holding Canyon Ranch operations and assets);

•	Resort Residential Development — Blue River Land Company, L.L.C., EW Deer Valley, L.L.C, East West Resort Development XIV, L.P., LLLP; and

•	Other — Includes SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Fresh Choice, LLC, and Redtail Capital Partners, L.P.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Office Portfolio Composition
As of June 30, 2006
Wholly Owned vs. Joint Ventured

(SF in millions)	Houston	Dallas	Denver	Austin	Miami	Las Vegas	Other (1)	Total
Wholly Owned	4.4	3.7	2.2	1.1	1.0	1.1	2.3	15.8
Joint Ventured	7.5	5.2	—	0.4	0.8	—	0.4	14.3

Total Office Portfolio SF	11.9	8.9	2.2	1.5	1.8	1.1	2.7	30.1
Crescent’s Share	6.2	5.4	2.2	1.3	1.3	1.1	2.4	19.9
CBD vs. Suburban

(1) Includes Ft. Worth, Colorado Springs, Irvine, Atlanta, Seattle, and Phoenix.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Property Table (1)
As of June 30, 2006

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per	Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)	Percentage(1)
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	77.3%		$22.56	50%
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	91.2	(3)	34.30	24%
Fountain Place	1	CBD	1986	1,200,266	87.3		21.56	24%
Trammell Crow Center	1	CBD	1984	1,128,331	87.1		24.22	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	64.6		17.25	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	90.4		20.35	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	87.8		20.58	100%
The Aberdeen	1	Quorum/Bent Tree	1986	319,760	91.3		16.74	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	69.5	(3)	18.82	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	85.1	(3)	20.46	100%
Palisades Central II	1	Richardson	1985	240,935	99.0		20.39	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	88.1		18.40	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	100.0		23.25	100%
Palisades Central I	1	Richardson	1980	180,503	68.7		17.39	100%
Greenway II	1	Richardson	1985	154,329	100.0		17.26	100%
Greenway I & IA	2	Richardson	1983	146,704	73.1		15.48	100%

Subtotal/Weighted Average	18			8,901,373	84.5%		$23.07	60%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	95.8%		$20.05	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	89.2%		$20.06	100%
Houston Center	4	CBD	1974-1983	2,960,544	86.3		20.17	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	95.8		21.18	24%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	85.1		19.23	30%
Four Westlake Park	1	Katy Freeway West	1992	561,065	99.9		23.37	20%
BriarLake Plaza	1	Westchase	2000	502,410	97.8		24.92	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	99.6		23.78	20%

Subtotal/Weighted Average	21			10,634,018	90.4%		$20.80	55%

Austin
816 Congress	1	CBD	1984	433,024	70.3%		$20.54	100%
301 Congress Avenue	1	CBD	1986	418,338	71.3	(3)	22.36	50%
Austin Centre	1	CBD	1986	343,664	90.8		18.08	100%
The Avallon	3	Northwest	1993/1997	318,217	92.6		20.10	100%

Subtotal/Weighted Average	6			1,513,243	79.9%		$20.23	86%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	89.8%		$19.86	100%
707 17th Street	1	CBD	1982	550,805	91.4		20.79	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	83.4	(3)	19.12	100%
Peakview Tower	1	Greenwood Village	2001	264,149	91.4		24.08	100%
55 Madison	1	Cherry Creek	1982	137,176	93.1		19.06	100%
The Citadel	1	Cherry Creek	1987	130,652	86.5		25.16	100%
44 Cook	1	Cherry Creek	1984	124,174	61.9		19.31	100%

Subtotal/Weighted Average	7			2,192,218	87.9%		$20.76	100%

Colorado Springs
Briargate Office and Research Center	1	Northeast	1988	260,046	57.3	%(3)	$17.85	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Property Table (1)
As of June 30, 2006
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)		Percentage (1)
Florida
Miami
Miami Center	1	CBD	1983	782,211	99.1%		$32.08		40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	92.0		28.41		100%
The Alhambra	2	Coral Gables	1961/1987	325,005	92.4		31.13		100%
The BAC — Colonnade Building	1	Coral Gables	1989	218,170	79.8	(3)	31.90		100%

Subtotal/Weighted Average	6			1,801,798	93.7%		$30.94		74%

California
Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	95.8%		$26.81		100%

Nevada
Las Vegas
Hughes Center	8	Central East	1986 - 1999	1,110,890	97.1%		$33.05		100%

Georgia
Atlanta
One Buckhead Plaza	1	Buckhead	1987	461,669	93.0%		$30.60		35%
One Live Oak	1	Buckhead	1981	201,488	83.6%		$24.39		100%

Subtotal/Weighted Average	2			663,157	90.1%		$28.86		55%

Washington
Seattle
Exchange Building	1	CBD	1930/2001	295,515	97.6%		$24.27		100%

Total Office Portfolio Excluding Properties Not Stabilized	72			28,577,935	88.2	%(3)	$22.91	(4)	68%

PROPERTIES NOT STABILIZED
Texas
Houston
Fulbright Tower (5)	1	CBD	1982	1,247,061	64.7%		$20.42		24%

Arizona
Mesa
Financial Plaza (5)	1	Mesa	1986	309,983	89.5%		$25.13		100%

Total Office Portfolio	74			30,134,979					66%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Property Table (1)
As of June 30, 2006
(continued)

(1)	Office Property Table data is presented without adjustments to reflect Crescent’s actual ownership percentage in joint ventured properties. Crescent’s actual ownership percentage in each property has been included for informational purposes.

(2)	Calculated in accordance with GAAP based on base rent payable as of June 30, 2006, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers. The weighted average full-service rental rate for the El Paso lease (Greenway Plaza, Houston, Texas) reflects weighted average full-service rental rate over the shortened term (due to lease termination effective as of December 31, 2007) and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007.

(3)	Leases have been executed at certain Office Properties but had not commenced as of June 30, 2006. If such leases had commenced as of June 30, 2006, the percent leased for Office Properties would have been 91.1% Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: The Crescent — 96.3%, MacArthur Center I & II — 77.8%, Stanford Corporate Centre — 93.2%, 301 Congress Avenue — 76.5%, Regency Plaza — 89.8%, Briargate Office — 74.3%, and The BAC — Colonnade Building — 94.4%.

(4)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties as of June 30, 2006, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $23.00.

(5)	Property statistics exclude Fulbright Tower (acquired December 2004) and Financial Plaza (acquired January 2006). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy, (b) one year following the acquisition date, or (c) two years following the acquisition date for properties which are being repositioned.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Office Leasing Statistics
As of June 30, 2006
Signed Renewal/Released Activity(1)
For the three months ended June 30, 2006

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	857,810	857,810	N/A
Weighted Average Full Service Rental Rate PSF (3)	$23.39	$22.66	3%
NOI Net Effective Rental Rate PSF (4)	$12.82	$12.06	6%
For the six months ended June 30, 2006

			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate

Square Footage	1,277,970	1,277,970	N/A
Weighted Average Full Service Rental Rate PSF (3)	$24.16	$23.83	1%
NOI Net Effective Rental Rate PSF (4)	$13.35	$13.01	3%

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Same Store Analysis(1)
As of June 30, 2006
(dollars in millions)
For the three months ended June 30,

	2006	2005	% Change
Same-Store Revenues (2)	$150.3	$146.7	2.4%
Same-Store Expenses	$76.9	$72.7	(5.8%)

Total Operating Income	$73.4	$74.0	(0.9%)

GAAP Rent Adjustments	$0.7	($2.0)	135.0%

Total Operating Income – Cash Basis	$74.1	$72.0	2.9%

QTD Average Economic Occupancy	88.4%	88.0%	0.4pts
Same-Store Square Footage	27.4M
Number of Properties	68
For the six months ended June 30,

	2006	2005	% Change
Same-Store Revenues (2)	$298.4	$293.1	1.8%
Same-Store Expenses	$151.6	$142.8	(6.1%)

Total Operating Income	$146.8	$150.3	(2.3%)

GAAP Rent Adjustments	$1.1	($5.0)	122.0%

Total Operating Income – Cash Basis	$147.9	$145.3	1.8%

YTD Average Economic Occupancy	88.5%	88.1%	0.4pts
Same-Store Square Footage	27.4M
Number of Properties	68

(1)	Includes consolidated and unconsolidated office joint venture properties without adjustments to reflect Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio Capital Expenditures
As of June 30, 2006
Capitalized Property Improvements

	YTD	Q2	Q1	Year Ended	Q4	Q3	Q2
Total Office Portfolio	2006	2006	2006	2005	2005	2005	2005
Recurring Property Improvements

$(in thousands)	$5,647	$3,127	$2,520	$15,642	$8,068	$3,315	$3,322
$ Per Square Foot	$0.18	$0.10	$0.08	$0.49	$0.26	$0.10	$0.10

Non-Recurring Property Improvements (1)

$(in thousands)	$8,411	$4,916	$3,495	$19,970	$4,755	$11,191	$2,838
$ Per Square Foot	$0.27	$0.16	$0.11	$0.63	$0.15	$0.35	$0.09

Total Property Improvements (2)

$(in thousands)	$14,058	$8,043	$6,015	$35,612	$12,823	$14,506	$6,160
$ Per Square Foot	$0.45	$0.26	$0.20	$1.12	$0.41	$0.45	$0.19

Crescent’s Pro Rata Share

Recurring Property Improvements

$(in thousands)	$3,701	$2,008	$1,693	$12,230	$6,391	$2,527	$2,578
$ Per Square Foot	$0.18	$0.10	$0.08	$0.58	$0.32	$0.12	$0.12

Non-Recurring Property Improvements (1)

$(in thousands)	$4,085	$2,454	$1,631	$9,408	$2,867	$4,349	$1,594
$ Per Square Foot	$0.20	$0.12	$0.08	$0.45	$0.14	$0.21	$0.07

Total Property Improvements

$(in thousands)	$7,786	$4,462	$3,324	$21,638	$9,258	$6,876	$4,172
$ Per Square Foot	$0.38	$0.22	$0.16	$1.03	$0.46	$0.33	$0.19
Tenant Improvements and Leasing Costs

	YTD	Q2	Q1	Year Ended	Q4	Q3	Q2
Total Office Portfolio	2006	2006	2006	2005	2005	2005	2005
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (3)
Total Re-leased/Renewal Tenant Square Footage	1,277,970	857,810	420,160	2,788,978	751,571	890,080	752,141

Tenant Improvement Costs Per Square Foot Leased	$13.30	$14.23	$11.40	$12.24	$14.86	$10.91	$12.82
Leasing Costs Per Square Foot Leased	$7.14	$7.42	$6.56	$7.58	$9.43	$5.95	$9.07

Total Per Square Foot	$20.44	$21.65	$17.96	$19.82	$24.29	$16.86	$21.89

Average Lease Term (in years)	6.2	6.9	4.7	6.3	7.0	6.1	6.8

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.15	$2.06	$2.43	$1.94	$2.12	$1.79	$1.89
Leasing Costs Per Square Foot Leased Per Year	$1.15	$1.08	$1.40	$1.20	$1.35	$0.97	$1.33

Total Per Square Foot Per Year	$3.30	$3.14	$3.83	$3.14	$3.47	$2.76	$3.22

Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total New/Expansion Tenant Square Footage	607,828	381,627	226,201	1,907,226	591,546	449,100	445,335

Tenant Improvement Costs Per Square Foot Leased	$16.84	$17.69	$15.38	$17.87	$21.10	$15.23	$16.42
Leasing Costs Per Square Foot Leased	$7.79	$7.88	$7.63	$7.40	$8.69	$5.64	$7.24

Total Per Square Foot	$24.63	$25.57	$23.01	$25.27	$29.79	$20.87	$23.66

Average Lease Term (in years)	5.9	6.2	5.5	6.0	6.7	5.0	5.9

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.85	$2.85	$2.80	$2.98	$3.15	$3.04	$2.78
Leasing Costs Per Square Foot Leased Per Year	$1.32	$1.27	$1.39	$1.23	$1.30	$1.13	$1.23

Total Per Square Foot Per Year	$4.17	$4.12	$4.19	$4.21	$4.45	$4.17	$4.01

Total Tenant Improvements and Leasing Costs: (5)
Total Leased Square Footage	1,885,798	1,239,437	646,361	4,696,204	1,343,117	1,339,180	1,197,476

Tenant Improvements Cost Per Square Foot Leased	$14.44	$15.30	$12.79	$14.52	$17.61	$12.36	$14.16
Leasing Costs Per Square Foot Leased	$7.35	$7.56	$6.93	$7.51	$9.10	$5.85	$8.39

Total Per Square Foot	$21.79	$22.86	$19.72	$22.03	$26.71	$18.21	$22.55

Average Lease Term (in years)	6.1	6.7	5.0	6.2	6.9	5.7	6.5

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.37	$2.28	$2.56	$2.34	$2.55	$2.17	$2.18
Leasing Costs Per Square Foot Leased Per Year	$1.20	$1.13	$1.39	$1.21	$1.32	$1.03	$1.29

Total Per Square Foot Per Year	$3.57	$3.41	$3.95	$3.55	$3.87	$3.20	$3.47

Crescent’s Pro Rata Share
Total Leased Square Footage	1,445,324	958,371	486,953	3,135,143	877,609	825,192	851,890

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.40	$2.35	$2.56	$2.37	$2.44	$2.30	$2.27
Leasing Costs Per Square Foot Leased Per Year	$1.18	$1.10	$1.44	$1.19	$1.28	$1.07	$1.25

Total Per Square Foot Per Year	$3.58	$3.45	$4.00	$3.56	$3.72	$3.37	$3.52

Average Lease Term (in years)	6.2	7.0	4.7	5.7	6.2	5.3	6.0

(1)	Enhancements/Additions to building infrastructure.

(2)	Office Segment Capitalized Property Improvements are presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement date is more than twelve months from the end of the current reporting period.

(4)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

(5)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustment to reflect Crescent’s ownership percentage in joint ventured properties.

(6)	Includes $6.4 million related to Houston Center Shops redevelopment.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Top 25 Customers
As of June 30, 2006

							Crescent Share of
				Annualized		Crescent Share of	Annualized Revenue
			% Of Total	Revenue		Annualized Revenue	as % Of Total
Customer Name	Industry	SF (1)	Occupied SF	(in millions) (2)		(in millions) (3)	Office Revenue
El Paso Energy (4)	Natural Resources, Mining, Construction	651,000	2.6	$16.5	%(4)	$16.5	3.9%
GSA (5)	Public Administration	600,000	2.4%	$11.8		$8.5	2.0%
BP America Production Company	Natural Resources, Mining, Construction	572,000	2.3%	$13.7		$2.7	0.6%
AIM Management Group, Inc.	Financial Activities	484,000	1.9%	$9.2		$9.2	2.2%
Carter & Burgess, Inc.	Professional & Business Services	416,000	1.6%	$8.3		$8.3	2.0%
Lyondell Chemical Company	Manufacturing	403,000	1.6%	$8.4		$2.0	0.5%
JP Morgan Chase	Financial Activities	383,000	1.5%	$10.4		$5.1	1.2%
Occidental Oil and Gas Corporation	Natural Resources, Mining, Construction	365,000	1.4%	$7.7		$7.7	1.8%
Hunt Consolidated, Inc.	Natural Resources, Mining, Construction	328,000	1.3%	$8.1		$1.9	0.4%
Apache Corporation	Natural Resources, Mining, Construction	318,000	1.3%	$6.5		$1.5	0.4%
Yum! Restaurant Services Group, Inc.	Leisure & Hospitality	292,000	1.2%	$4.9		$4.9	1.2%
Exxon Mobil Corporation	Natural Resources, Mining, Construction	283,000	1.1%	$5.7		$4.7	1.1%
Stewart Information Services	Financial Services	278,000	1.1%	$6.7		$1.7	0.4%
Citigroup	Financial Services	253,000	1.0%	$7.4		$3.0	0.7%
Conoco Phillips Company	Natural Resources, Mining, Construction	245,000	1.0%	$6.0		$1.2	0.3%
Shell Oil Company	Natural Resources, Mining, Construction	236,000	0.9%	$4.8		$1.1	0.3%
CompUSA	Trade, Transportation, Utilities	208,000	0.8%	$4.8		$4.8	1.1%
BMC Software, Inc.	Information	203,000	0.8%	$4.2		$4.2	1.0%
Parsons Energy & Chemicals Group Inc.	Natural Resources, Mining, Construction	202,000	0.8%	$3.7		$3.7	0.9%
Amegy Bank, N.A.	Financial Activities	187,000	0.7%	$3.2		$1.0	0.2%
Jenkens and Gilchrist, P.C.	Financial Activities	182,000	0.7%	$4.5		$1.1	0.3%
Baker & Botts	Professional & Business Services	176,000	0.7%	$3.7		$0.9	0.2%
First Trust Corporation	Professional & Business Services	167,000	0.7%	$2.5		$2.5	0.6%
Johns Manville, Inc.	Manufacturing	165,000	0.7%	$3.6		$3.6	0.8%
MCI Inc.	Information	158,000	0.6%	$4.1		$3.4	0.8%

		7,755,000	30.7%	$170.4		$105.2	24.9%

(1)	Square footage related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties. In addition to customers identified in this table, Fulbright & Jaworski (Professional Services) occupies 369,000 square feet at Fulbright Tower, which is currently not stabilized.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(3)	Crescent’s share of annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Revenue related to each customer reflects Crescent’s actual ownership percentage in joint ventured properties.

(4)	Crescent finalized an agreement in June 2005 to terminate El Paso Energy’s leases, totaling 888,000 square feet effective as of December 31, 2007. El Paso Energy will continue to pay its contractually obligated rents through December 31, 2007. Annualized revenue for El Paso reflects weighted average full service rental revenue over the shortened term and excludes the impact of the net lease termination fee being amortized into revenue through December 31, 2007. Crescent has released 331,000 square feet of this space.

(5)	GSA occupies an additional 27,000 square feet at properties which are currently not stabilized.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Office Customer Industry Diversification
As of June 30, 2006
Note: Based on total square footage leased by customers and applicable 2-Digit NAICS Code.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Total Office Portfolio

	Square			Square			Crescent’s		% of	Annual
	Footage of		Signed	Footage of			Share of	Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Expiring	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Square Footage	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	(After Renewals	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	and Relets)	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	908,350		(361,481)	546,869		2.2	369,241	9,490,292	1.7	17.35	213
Q4 2006	861,937		(501,987)	359,950		1.4	225,857	7,833,427	1.4	21.76	60

Total 2006	1,770,287	(4)	(863,468)	906,819	(4)	3.6%	595,098	$17,323,719	3.1%	$19.10	273

Q1 2007	1,177,611		(847,480)	330,131		1.3	257,075	$8,123,246	1.4	$24.61	80
Q2 2007	616,253		(12,294)	603,959		2.4	404,426	13,792,020	2.4	22.84	93
Q3 2007	410,728		(37,904)	372,824		1.5	298,465	8,876,902	1.6	23.81	66
Q4 2007	507,067		312,734	819,801		3.3	483,957	19,382,290	3.4	23.64	61

Total 2007	2,711,659		(584,944)	2,126,715		8.5%	1,443,923	$50,174,458	8.8%	$23.59	300

2008	2,657,289		(119,412)	2,537,877		10.2	2,011,837	$60,684,122	10.7	$23.91	293
2009	2,724,268		(41,810)	2,682,458		10.8	1,865,402	62,442,168	11.0	23.28	282
2010	3,019,669		101,338	3,121,007		12.6	1,721,454	75,435,416	13.3	24.17	252
2011	2,039,437		240,595	2,280,032		9.2	1,444,538	56,426,770	9.9	24.75	185
2012	1,263,555		107,366	1,370,921		5.5	1,041,630	32,697,519	5.7	23.85	77
2013	1,733,593		30,128	1,763,721		7.1	1,338,931	39,662,043	7.0	22.49	74
2014	2,780,176		138,258	2,918,434		11.7	1,955,762	60,273,705	10.6	20.65	43
2015	1,750,441		33,892	1,784,333		7.2	1,304,179	40,897,686	7.2	22.92	60
2016 and thereafter	2,407,434		958,057	3,365,491		13.6	1,932,547	72,860,590	12.7	21.65	72

Total	24,857,808		—	24,857,808	(5)	100.0%	16,655,301	$568,878,196	100.0%	$22.89	1,911

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 1,236,061 square feet (including relets and renewals of 863,468 square feet and new leases of 372,593 square feet) have been signed and will commence during 2006. These signed leases represent approximately 70% of gross square footage expiring during 2006. Expiring square footage includes 272,141 square feet of month-to-month leases.

(5)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per Above:	24,857,808
Non-revenue Generating Space:	362,069

Total Occupied Office SF:	25,219,877
Total Vacant SF:	3,358,058

Total Stabilized Office NRA:	28,577,935

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Dallas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	205,023		(110,263)	94,760		1.3	1,755,067	1.0	18.52	56
Q4 2006	48,738		(21,445)	27,293		0.4	588,498	0.3	21.56	10

Total 2006	253,761	(4)	(131,708)	122,053	(4)	1.7%	$2,343,565	1.3%	$19.20	66

Q1 2007	416,435		(352,586)	63,849		0.9	$1,569,785	0.9	$24.59	16
Q2 2007	135,932		—	135,932		1.8	2,896,671	1.7	21.31	24
Q3 2007	121,993		(24,025)	97,968		1.3	2,174,807	1.3	22.20	11
Q4 2007	77,243		324,744	401,987		5.4	9,939,475	5.8	24.73	8

Total 2007	751,603		(51,867)	699,736		9.4%	$16,580,738	9.7%	$23.70	59

2008	511,167		(20,370)	490,797		6.6	$11,281,128	6.5	$22.99	76
2009	464,890		(2,494)	462,396		6.2	11,953,810	6.9	25.85	54
2010	1,007,907		20,795	1,028,702		13.8	25,921,978	15.0	25.20	62
2011	525,676		(37,475)	488,201		6.5	11,536,861	6.7	23.63	34
2012	372,269		12,113	384,382		5.2	8,007,803	4.6	20.83	26
2013	430,240		92,277	522,517		7.0	12,617,006	7.3	24.15	22
2014	714,837		—	714,837		9.6	15,575,367	9.0	21.79	12
2015	960,586		17,599	978,185		13.1	22,237,342	12.9	22.73	23
2016 and thereafter	1,465,676		101,130	1,566,806		20.9	34,197,446	20.1	21.83	21

Total	7,458,612		—	7,458,612		100.0%	$172,253,044	100.0%	$23.09	455

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 259,974 square feet (including relets and renewals of 131,708 square feet and new leases of 128,266 square feet) have been signed and will commence during 2006. These signed leases exceed the gross square footage expiring during 2006. Expiring square footage includes 38,898 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Houston Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renwals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	398,498		(126,868)	271,630		2.9	3,751,036	1.9	13.81	88
Q4 2006	625,021		(412,347)	212,674		2.2	3,711,889	1.9	17.45	28

Total 2006	1,023,519	(4)	(539,215)	484,304	(4)	5.1%	$7,462,925	3.8%	$15.41	116

Q1 2007	618,874		(496,323)	122,551		1.3	$2,678,686	1.4	$21.86	31
Q2 2007	276,117		(12,294)	263,823		2.8	5,121,585	2.6	19.41	24
Q3 2007	153,019		1,799	154,818		1.6	3,404,394	1.7	21.99	21
Q4 2007	116,800		992	117,792		1.2	2,419,664	1.2	20.54	23

Total 2007	1,164,810		(505,826)	658,984		6.9%	$13,624,329	6.9%	$20.67	99

2008	1,375,566		(60,964)	1,314,602		13.9	$29,279,352	15.0	$22.27	88
2009	1,031,909		(33,565)	998,344		10.5	19,216,687	9.9	19.25	88
2010	1,095,235		67,552	1,162,787		12.3	24,672,866	12.6	21.22	80
2011	767,964		158,706	926,670		9.8	20,840,643	10.7	22.49	57
2012	433,793		47,175	480,968		5.1	10,615,819	5.4	22.07	21
2013	390,589		—	390,589		4.1	7,904,960	4.1	20.24	11
2014	1,352,570		65,048	1,417,618		14.9	28,333,369	14.5	19.99	13
2015	389,628		—	389,628		4.1	7,830,780	4.0	20.10	14
2016 and thereafter	460,148		801,089	1,261,237		13.3	25,268,818	13.1	20.03	22

Total	9,485,731		—	9,485,731		100.0%	$195,050,548	100.0%	$20.56	609

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 709,208 square feet (including relets and renewals of 539,215 square feet and new leases of 169,993 square feet) have been signed and will commence during 2006. These signed leases represent approximately 69% of gross square footage expiring during 2006. Expiring square footage includes 166,102 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Austin Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	39,372		(1,539)	37,833		3.2	128,712	0.5	3.40	8
Q4 2006	9,730		(8,470)	1,260		0.1	24,880	0.1	19.75	1

Total 2006	49,102	(4)	(10,009)	39,093	(4)	3.3%	$153,592	0.6%	$3.93	9

Q1 2007	29,654		1,539	31,193		2.6	$852,754	3.6	$27.34	5
Q2 2007	11,454		—	11,454		1.0	229,454	1.0	20.03	4
Q3 2007	12,086		(1,824)	10,262		0.9	191,425	0.8	18.65	5
Q4 2007	23,405		—	23,405		2.0	490,977	2.0	20.98	6

Total 2007	76,599		(285)	76,314		6.5%	$1,764,610	7.4%	$23.12	20

2008	69,850		—	69,850		5.9	$1,651,047	6.9	$23.64	19
2009	183,477		(7,125)	176,352		14.9	3,782,674	15.8	21.45	22
2010	162,366		—	162,366		13.7	2,979,510	12.4	18.35	25
2011	79,749		17,419	97,168		8.2	2,048,324	8.5	21.08	12
2012	22,826		—	22,826		1.9	474,367	2.0	20.78	4
2013	83,584		—	83,584		7.0	1,685,052	7.0	20.16	7
2014	253,980		—	253,980		21.4	5,396,679	22.5	21.25	4
2015	129,488		—	129,488		10.9	2,568,884	10.7	19.84	10
2016 and thereafter	75,340		—	75,340		6.3	1,481,068	6.2	19.66	4

Total	1,186,361		—	1,186,361		100.0%	$23,985,807	100.0%	$20.22	136

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 23,941 square feet (including relets and renewals of 10,009 square feet and new leases of 13,932 square feet) have been signed and will commence during 2006. These signed leases represent approximately 49% of gross square footage expiring during 2006. Expiring square footage includes 31,928 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Denver Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	62,584		(30,544)	32,040		1.7	711,303	1.8	22.20	12
Q4 2006	2,336		—	2,336		0.1	42,048	0.1	18.00	1

Total 2006	64,920	(4)	(30,544)	34,376	(4)	1.8%	$753,351	1.9%	$21.92	13

Q1 2007	45,894		(5,715)	40,179		2.1	$883,557	2.2	$21.99	5
Q2 2007	14,652		—	14,652		0.8	334,181	0.8	22.81	6
Q3 2007	16,298		(11,056)	5,242		0.3	109,082	0.3	20.81	3
Q4 2007	11,878		—	11,878		0.6	260,287	0.7	21.91	3

Total 2007	88,722		(16,771)	71,951		3.8%	$1,587,107	4.0%	$22.06	17

2008	211,781		(10,037)	201,744		10.5	$4,479,451	11.3	$22.20	20
2009	329,736		(16,234)	313,502		16.4	6,820,177	17.1	21.75	29
2010	197,800		13,648	211,448		11.0	4,636,137	11.7	21.93	18
2011	144,149		21,101	165,250		8.6	3,705,936	9.3	22.43	15
2012	159,052		38,837	197,889		10.3	4,503,745	11.3	22.76	11
2013	146,717		(73,210)	73,507		3.8	1,448,166	3.6	19.70	7
2014	344,885		73,210	418,095		21.8	7,980,904	20.1	19.09	4
2015	18,637		—	18,637		1.0	366,308	0.9	19.65	3
2016 and thereafter	207,253		—	207,253		11.0	3,513,288	8.8	16.95	8

Total	1,913,652		—	1,913,652		100.0%	$39,794,570	100.0%	$20.80	145

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 50,541 square feet (including relets and renewals of 30,544 square feet and new leases of 19,997 square feet) have been signed and will commence during 2006. These signed leases represent approximately 78% of gross square footage expiring during 2006. Expiring square footage includes 6,081 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Miami Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	99,935		(55,663)	44,272		2.6	1,308,687	2.5	29.56	30
Q4 2006	100,907		(29,398)	71,509		4.3	2,296,862	4.4	32.12	9

Total 2006	200,842	(4)	(85,061)	115,781	(4)	6.9%	$3,605,549	6.9%	$31.14	39

Q1 2007	35,656		(1,277)	34,379		2.1	$947,322	1.8	$27.56	10
Q2 2007	67,066		—	67,066		4.0	2,062,253	3.9	30.75	18
Q3 2007	23,791		—	23,791		1.4	673,953	1.3	28.33	8
Q4 2007	46,392		(22,277)	24,115		1.4	611,382	1.2	25.35	2

Total 2007	172,905		(23,554)	149,351		8.9%	$4,294,910	8.2%	$28.76	38

2008	144,911		8,189	153,100		9.1	$4,777,795	9.1	$31.21	35
2009	329,935		1,437	331,372		19.8	9,824,968	18.6	29.65	36
2010	283,172		(6,573)	276,599		16.5	8,833,216	16.7	31.94	27
2011	106,257		35,802	142,059		8.5	4,518,775	8.6	31.81	16
2012	115,326		3,972	119,298		7.1	4,322,206	8.2	36.23	7
2013	51,806		6,590	58,396		3.5	1,962,368	3.7	33.60	7
2014	36,952		—	36,952		2.2	1,065,709	2.0	28.84	2
2015	98,750		16,293	115,043		6.9	3,716,660	7.0	32.31	3
2016 and thereafter	132,481		42,905	175,386		10.6	5,849,565	11.0	33.35	11

Total	1,673,337		—	1,673,337		100.0%	$52,771,721	100.0%	$31.54	221

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 103,554 square feet (including relets and renewals of 85,061 square feet and new leases of 18,493 square feet) have been signed and will commence during 2006. These signed leases represent approximately 52% of gross square footage expiring during 2006. Expiring square footage includes 22,197 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Las Vegas Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	65,115		(32,583)	32,532		3.0	1,190,020	3.3	36.58	1
Q4 2006	53,434		(29,704)	23,730		2.2	655,883	1.8	27.64	4

Total 2006	118,549	(4)	(62,287)	56,262	(4)	5.2%	$1,845,903	5.1%	$32.81	5

Q1 2007	11,154		9,415	20,569		1.9	$727,118	2.0	$35.35	5
Q2 2007	38,769		—	38,769		3.6	1,270,094	3.6	32.76	6
Q3 2007	52,399		760	53,159		5.0	1,555,087	4.4	29.25	8
Q4 2007	28,683		9,275	37,958		3.5	1,252,589	3.5	33.00	8

Total 2007	131,005		19,450	150,455		14.0%	$4,804,888	13.5%	$31.94	27

2008	190,525		—	190,525		17.8	$5,988,567	16.8	$31.43	24
2009	153,100		5,030	158,130		14.8	5,176,828	14.5	32.74	19
2010	107,440		—	107,440		10.0	3,548,640	9.9	33.03	15
2011	177,377		37,807	215,184		20.1	7,715,402	21.6	35.85	22
2012	35,380		—	35,380		3.3	1,206,560	3.4	34.10	2
2013	62,581		—	62,581		5.8	2,202,794	6.2	35.20	7
2014	19,295		—	19,295		1.8	604,398	1.7	31.32	2
2015	43,116		—	43,116		4.0	1,363,251	3.8	31.62	1
2016 and thereafter	33,533		—	33,533		3.2	1,267,870	3.5	37.81	2

Total	1,071,901		—	1,071,901		100.0%	$35,725,101	100.0%	$33.33	126

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 67,267 square feet (including relets and renewals of 62,287 square feet and new leases of 4,980 square feet) have been signed and will commence during 2006. These signed leases represent approximately 57% of gross square footage expiring during 2006.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Total Office Portfolio — Lease Expirations
As of June 30, 2006
Other Office Properties

	Square			Square				% of	Annual
	Footage of		Signed	Footage of			Annual	Annual	Expiring	Number of
	Expiring		Renewals	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		and Relets	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before Renewals		of Expiring	(After Renewals		Footage	Expiring	Rent	Service	Expiring
Expiration	and Relets) (1)		Leases (2)	and Relets) (1)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
Q3 2006	37,823		(4,021)	33,802		1.6	645,467	1.3	19.10	18
Q4 2006	21,771		(623)	21,148		1.0	513,367	1.0	24.27	7

Total 2006	59,594	(4)	(4,644)	54,950	(4)	2.6%	$1,158,834	2.3%	$21.09	25

Q1 2007	19,944		(2,533)	17,411		0.8	$464,024	0.9	$26.65	8
Q2 2007	72,263		—	72,263		3.5	1,877,782	3.8	25.99	11
Q3 2007	31,142		(3,558)	27,584		1.3	768,154	1.6	27.85	10
Q4 2007	202,666		—	202,666		9.8	4,407,916	8.9	21.75	11

Total 2007	326,015		(6,091)	319,924		15.4%	$7,517,876	15.2%	$23.50	40

2008	153,489		(36,230)	117,259		5.7	$3,226,782	6.5	$27.52	31
2009	231,221		11,141	242,362		11.7	5,667,024	11.5	23.38	34
2010	165,749		5,916	171,665		8.3	4,843,069	9.8	28.21	25
2011	238,265		7,235	245,500		11.9	6,060,829	12.3	24.69	29
2012	124,909		5,269	130,178		6.3	3,567,019	7.2	27.40	6
2013	568,076		4,471	572,547		27.7	11,841,697	24.0	20.68	13
2014	57,657		—	57,657		2.8	1,317,279	2.7	22.85	6
2015	110,236		—	110,236		5.3	2,814,461	5.7	25.53	6
2016 and thereafter	33,003		12,933	45,936		2.3	1,282,535	2.8	27.92	4

Total	2,068,214		—	2,068,214		100.0%	$49,297,405	100.0%	$23.84	219

(1)	Square footage is presented without adjustment to reflect Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals and relets extend the expiration dates of in-place leases to the end of the renewed or relet term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals and relets), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of June 30, 2006 leases totaling 21,576 square feet (including relets and renewals of 4,644 square feet and new leases of 16,932 square feet) have been signed and will commence during 2006. These signed leases represent approximately 36% of gross square footage expiring during 2006. Expiring square feet includes 6,935 square feet of month-to-month leases.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

PORTFOLIO DATA
Resort Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Statistics
As of June 30, 2006
(dollars in thousands)
Crescent Resort Development

	For the three months ended June 30,
	2006	2005
Resort Residential Lot Sales	41	94
Resort Residential Unit Sales:
Townhome Sales	1	0
Condominium Sales	4	51
Resort Residential Equivalent Timeshare Unit Sales	4.96	3.69
Average Sales Price per Resort Residential Lot	$160	$74
Average Sales Price per Resort Residential Unit	$1,780	$741

	For the six months ended June 30,
	2006	2005
Resort Residential Lot Sales	70	217
Resort Residential Unit Sales:
Townhome Sales	3	0
Condominium Sales	34	55
Resort Residential Equivalent Timeshare Unit Sales	6.62	6.46
Average Sales Price per Resort Residential Lot	$166	$62
Average Sales Price per Resort Residential Unit	$1,874	$889
Desert Mountain

	For the three months ended June 30,
	2006	2005
Resort Residential Lot Sales	2	22
Average Sales Price per Lot (1)	$2,117	$1,014
Resort Residential Unit Sales	1	0
Average Sales Price per Unit (1)	$1,397	$0

	For the six months ended June 30,
	2006	2005
Resort Residential Lot Sales	3	31
Average Sales Price per Lot (1)	$1,936	$1,039
Resort Residential Unit Sales	2	0
Average Sales Price per Unit (1)	$1,592	$0

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Resort Residential Development Property Table
As of June 30, 2006
(dollars in thousands)

	Entire Project												2006 Guidance and Actual Results
												Proposed
											Average	Average
		Crescent’s		Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected				Expected	Closed
		Preferred		of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Closed	Remaining	Pre-Sold	Average	Average
		Return/	Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales	Sales
Corporation / Project	Location	Ownership(1)	Type(2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres(3)	Acres	Acres[A]	Acres	Acres	Acres(4)	Price[A]	Price
Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%	SF, SH, THB	3	2,481	2,403	78	57	57%	21	$573	$1,506 (7)
Custom Lots													10	3	7	1	1,744	1,936
Homes													38	2	36	11	1,500	1,592

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57%(6)	COS	1	100	98	2	—	N/A	2	1,410	2,463	29	27	2	2	2,150	1,962
Big Horn and Catamount	Lake Tahoe, CA	13%/57%(6)	COS	2	113	—	113	113	65%	—	N/A	1,430	21	—	21	83	1,905	N/A
Identified Future Projects	Lake Tahoe, CA	13%/57%(6)	TH, COS	3	137	—	137	6	5%	—	N/A	1,680	—	—	—	—	N/A	N/A
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/28%-57%(6)	CO, TH, TSS	14	1,450	—	1,450	85	5%	—	N/A	2,728	—	—	—	—	N/A	N/A
Old Greenwood
Units	Lake Tahoe, CA	13%/71%	THB	3	19	1	18	11	85%	3	1,550	1,320	12	1	11	9	1,459	1,550
Fractional Units	Lake Tahoe, CA	13%/71%	TSS	6	146.00	33.34	112.66	26.00	50%	23.00	1,910	2,057	17.65	5.94	11.71	1.59	2,139	2,078
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%	SFB	2	377	253	124	81	20%	32	312	427	95	11	84	19	419	345
Units	Lake Tahoe, CA	13%/71%	COB	4	169	—	169	—	N/A	—	N/A	398	—	—	—	—	N/A	N/A

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%	THP	1	23	18	5	—	N/A	5	732	903	7	2	5	2	851	718
Brownstones (Phase I)	Denver, CO	12%/64%	THP	2	16	9	7	—	N/A	7	1,576	1,805	4	—	4	—	1,805	—
Delgany	Denver, CO	12%/64%	COP	2	42	35	7	—	N/A	7	671	804	5	1	4	1	719	530
One Riverfront	Denver, CO	12%/64%	CO, THP	2	50	—	50	50	35%	—	N/A	810	—	—	—	15	—	—
Identified Future Projects	Denver, CO	12%/27%-64%(6)	TH, COB	9	1,035	—	1,035	236	5%	—	N/A	943	—	—	—	—	—	—
Downtown Acreage	Denver, CO	12%/64%	ACR	1	1.94	—	1.94	—	N/A	1.94	N/A	6,340	1.94	—	1.94	1.94	6,340	—

Mountain and Other Development
Hummingbird	Bachelor Gulch, CO	12%/64%	COS	—	40	40	—	—	N/A	—	2,449	N/A	5	5	—	—	—	2,028
Eagle Ranch	Eagle, CO	12%/76%	SFP	2	1,400	1,115	285	216	20%	69	88	142	163	31	132	65	151	122
Main Street Station Vacation Club	Breckenridge, CO	12%/30%(6)	TSS	4	42.00	30.20	11.80	—	N/A	11.80	1,214	1,015	2.66	0.68	1.98	0.08	1,239	1,741
Riverbend	Charlotte, NC	12%/68%	SFP	2	630	451	179	—	N/A	58	31	36	54	9	45	97	34	35
Three Peaks	Silverthorne, CO	12%/33%(6)	SFS	2	327	300	27	—	N/A	27	201	272	29	19	10	4	227	197
Village Walk	Beaver Creek, CO	12%/58%	THB	2	26	—	26	26	40%	—	N/A	5,232	6	—	6	22	5,386	—
Beaver Creek Landing	Beaver Creek, CO	12%/64%	COP	2	52	—	52	52	35%	—	N/A	1,250	—	—	—	52	—	—
Identified Future Projects	Colorado	12%/27%-64%(6)	CO, TS, THS	5	400	—	400	300	5%	—	N/A	1,118	—	—	—	—	—	—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%	SFP	—	497	464	33	—	N/A	33	$35	$44	33	—	33	—	44	—

Crescent Plaza Residential
The Residences at the Ritz-Carlton-Phase I and II	Dallas, TX	100%	CO, THP	3	170	—	170	70	40%	—	N/A	$1,779	—	—	—	65	1,816	—

[A]	Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lot); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Unit); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to June 30, 2006 or under contract as of July 17, 2006. The Residences at the Ritz-Carlton include two reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of June 30, 2006 is $0.3 million.

(6)	A joint venture partner participates in this project.

(7)	Average Sales Price includes golf membership and lot price only; price including golf membership, lot price and home is $2.9M.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Resort Residential Development Net Equity Book Value by Project
As of June 30, 2006
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments

Assets	$430,800	$101,800	$140,400	$673,000	$225,600	$189,800	$1,088,400

Property Level Financing	(86,100)	(25,500)	(13,600)	(125,200)	(13,500)	(58,900)	(197,600)

Other Liabilities	(84,400)	(11,900)	(56,500)	(152,800)	(78,600)	(61,700)	(293,100)

Minority Interest	0	(3,000)	(9,900)	(12,900)	(18,000)	(800)	(31,700)

Net Equity Book Value	$260,300	$61,400	$60,400	$382,100	$115,500	$68,400	$566,000

Club and Operating Assets, net (2)	$58,200	$5,400	$—	$63,600	$81,100	$22,000	$166,700
Net Equity in Development Real Estate	$202,100	$56,000	$60,400	$318,500	$34,400	$46,400	$399,300

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Jefferson Station, L.P., Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.
Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

PORTFOLIO DATA
Resort Residential Development
The following Resort Residential Development schedules were provided in the Fourth Quarter 2005 Supplemental Operating and Financial Data. Resort Residential Development Performance and Resort Residential Development Net Present Valuation schedules are updated on an annual basis only. Management does not attest to the accruacy of the data included in these schedules. Please view these schedules in context with other Fourth Quarter 2005 Resort Residential Development disclosure on the Investor Relations page of the Company’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Statistics
As of December 31, 2005
(dollars in thousands)
Crescent Resort Development

	For the three months ended December 31,
	2005	2004
Resort Residential Lot Sales	261	203
Resort Residential Unit Sales:
Townhome Sales	1	5
Condominium Sales	119	28
Resort Residential Equivalent Timeshare Unit Sales	3.23	7.25
Average Sales Price per Resort Residential Lot	$249	$163
Average Sales Price per Resort Residential Unit	$1,542	$1,981

	For the twelve months ended December 31,
	2005	2004
Resort Residential Lot Sales	545	353
Resort Residential Unit Sales:
Townhome Sales	25	12
Condominium Sales	187	41
Resort Residential Equivalent Timeshare Unit Sales	15.7	14.57
Average Sales Price per Resort Residential Lot	$164	$152
Average Sales Price per Resort Residential Unit	$1,265	$1,831
Desert Mountain

	For the three months ended December 31,
	2005	2004
Resort Residential Lot Sales	3	24
Average Sales Price per Lot (1)	$1,519	$663

	For the twelve months ended December 31,
	2005	2004
Resort Residential Lot Sales	40	68
Average Sales Price per Lot (1)	$1,082	$756

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Property Table
As of December 31, 2005
(dollars in thousands)

					Entire Project									2006 Guidance
													Proposed
												Average	Average
		Crescent’s			Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected		Expected
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Pre-Sold	Average
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales
Corporation / Project	Location	Ownership (1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres(4)	Price[A]

Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%		SF, SH, TH B	3	2,481	2,399	82	62	15%	20	$570	$1,355 (7)
Custom Lots														10	1	$1,744
Homes														38	0	$1,500

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar Village
Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	% (6)	CO S	1	100	71	29	0	N/A	29	$1,200	$1,960	29	26	$1,960
Big Horn and Catamount	Lake Tahoe, CA	13%/57	% (6)	CO S	2	113	0	113	113	30%	0	N/A	$1,430	21	60	$1,900
Identified Future Projects	Lake Tahoe, CA	13%/57	% (6)	TH, CO S	3	137	0	137	0	N/A	0	N/A	$1,650	0	0	$—
Northstar Highlands
Identified Future Projects	Lake Tahoe, CA	13%/57	% (6)	CO, TH, TS S	14	1,450	0	1,450	0	N/A	0	N/A	$2,690	0	0	$—
Old Greenwood
Units	Lake Tahoe, CA	13%/71%		THB	2	19	0	19	15	40%	0	N/A	$1,380	12	4	$1,500
Fractional Units	Lake Tahoe, CA	13%/71%		TS S	6	146	27.4	118.6	49.0	25%	6.0	$1,870	$2,060	17.7	4.2	$2,140
Gray’s Crossing
Lots	Lake Tahoe, CA	13%/71%		SF B	2	377	242	135	81	5%	54	$310	$420	95	18	$420
Units	Lake Tahoe, CA	13%/71%		COB	4	169	0	169	0	N/A	0	N/A	$400	0	0	$—

Denver Development
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		TH P	1	23	16	7	0	N/A	7	$730	$870	7	2	$870
Brownstones (Phase I)	Denver, CO	12%/64%		TH P	1	16	9	7	0	N/A	7	$1,580	$1,910	7	0	$1,910
Delgany	Denver, CO	12%/64%		CO P	1	42	34	8	0	N/A	8	$680	$740	8	1	$740
Identified Future Projects	Denver, CO	12%/26%-64	% (6)	TH,COB	7	934	0	934	94	5%	0	N/A	$790	0	0	$—

Mountain and Other Development
Hummingbird	Bachelor Gulch, CO	12%/64%		CO S	1	40	35	5	0	N/A	5	$2,510	$2,030	5	5	$2,030
Eagle Ranch	Eagle, CO	12%/76%		SF P	2	1,395	1,084	311	222	5%	4	$90	$130	226	10	$120
Main Street Station Vacation Club	Breckenridge, CO	12%/30	% (6)	TS S	3	42.0	29.5	12.5	0.0	N/A	12.5	$1,200	$1,060	4.0	0.3	$1,060
Riverbend	Charlotte, NC	12%/68%		SF P	2	630	442	188	40	50%	28	$30	$40	64	60	$30
Three Peaks	Silverthorne, CO	12%/33	% (6)	SF S	2	327	281	46	0	N/A	46	$210	$260	23	9	$260
Village Walk	Beaver Creek, CO	12%/58%		TH B	2	26	0	26	26	15%	0	N/A	$5,230	0	19	$—
Beaver Creek Landing	Beaver Creek, CO	12%/64%		CO P	2	52	0	52	52	10%	0	N/A	$1,250	0	52	$—
Identified Future Projects	Colorado	12%/64%		TS,CO,TH S	6	392	0	392	0	N/A	0	N/A	$850	0	0	$—

Houston Area Development Corp.
Spring Lakes	Houston, TX	98%		SF P	1	497	464	33	0	N/A	17	$35	$44	33	0	$44
Crescent Plaza Residential
The Residences at the Ritz-Carlton-Phase I and II	Dallas, TX	100%		CO, TH P	3	171	0	171	70	15%	0	N/A	$1,736	0	64	$—
[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent receives a preferred return on it’s invested capital before profits are allocated to the partners based on ownership percentage.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2005 or under contract as of January 31, 2006. The Residences at the Ritz-Carlton include 5 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of December 31, 2005 is $0.3 million.

(6)	A joint venture partner participates in this project.

(7)	Average Sales Price includes golf membership and lot price only; price including golf membership, lot price and home is $2,024.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Performance
As of December 31, 2005
($ In Thousands)

							Projection [A]
	2000	2001	2002	2003	2004	2005	2006	2007	2008

Crescent’s Net Equity in Development Real Estate (1)	$241,000	$288,000	$352,000	$338,000	$348,000	$344,000	$335,000	$325,000	$187,000
Club and Operating Assets, Net (2)	64,000	84,000	124,000	141,000	159,000	163,000	188,000	172,000	139,000

Crescent’s Ending Equity Book Value (3)	$305,000	$372,000	$476,000	$479,000	$507,000	$507,000	$523,000	$497,000	$326,000

Sales Statistics for Projects
Lots	2,825	2,202	1,818	1,842	532	644	451	306	37
Units	50	120	257	86	53	212	139	383	878
Timeshare units	—	11	12	4	15	16	22	24	24

Number of Lots and Units Sold	2,875	2,333	2,087	1,932	600	872	612	713	939

Parcel Sales (acres)	124	94	157	88	23	10	1	28	—

Gross Real Estate Revenue Generated (4)	$411,000	$370,000	$429,000	$271,000	$243,000	$424,000	$431,000	$805,000	$1,170,000

Crescent’s FFO
Crescent Resort Development, Inc.	$13,000	$16,000	$11,000	$10,000	$14,000	$31,000	$16,000	$31,000	$53,000
Desert Mountain Development Corporation	35,000	8,000	9,000	11,000	16,000	13,000	20,000	19,000	14,000
Woodlands Land Company, Inc.	23,000	26,000	28,000	65,000	—	—	—	—	—
The Residences at Ritz-Carlton Phase I & II	—	—	—	—	—	(1,000)	(2,000)	22,000	24,000
Other Residential Developments	8,000	4,000	3,000	2,000	1,000	1,000	2,000	8,000	—

Total FFO (5) (6)	$79,000	$54,000	$51,000	$88,000	$31,000	$44,000	$36,000	$80,000	$91,000

Margins / Returns
FFO Margin (7) (8)	19%	15%	12%	32%	13%	10%	8%	10%	8%
FFO Return on Net Equity in Development Real Estate (8)(9)	36%	20%	16%	26%	9%	13%	11%	24%	36%
FFO Return on Ending Equity Book Value (8) (9)	27%	16%	12%	18%	6%	9%	7%	16%	22%

Crescent’s Cash
Total Cash Received by Crescent (10) (12)	$130,000	$65,000	$95,000	$220,000	$118,000	$205,000	$194,000	$313,000	$373,000
Less: FFO Generated	79,000	54,000	51,000	88,000	31,000	44,000	36,000	80,000	91,000

Cash Received in Excess of FFO	$51,000	$11,000	$44,000	$132,000	$87,000	$161,000	$158,000	$233,000	$282,000

Cash Margin (8) (11)	32%	18%	22%	81%	49%	48%	45%	39%	32%
[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.

(2)	Includes club houses, golf courses, restaurants, intangible assets net of associated property level financing, other liabilities and minority interest.

(3)	Refer to page 45 of the 4th Quarter 2005 Supplemental Operating and Financial Data for the calculation of net equity book value.

(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).

(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s FFO to GAAP net income is included in the financial statements accompanying the 4th quarter earnings press release and the 4th Quarter Supplemental Operating and Financial Data.

(6)	FFO is net of projected GAAP tax expense of $8M, $37M and $54M in 2006 — 2008, respectively.

(7)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.

(8)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.

(9)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).

(10)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).

(11)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.

(12)	Cash received is before any cash tax paid.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Net Present Valuation
As of December 31, 2005
($ In thousands)

	Crescent’s				Proposed		Estimated	Number of	Estimated
	Preferred Return/		Planned		Avg Sales	Product	Discount	Years Until	Discounted		Estimated Cash Flow to Crescent [A] (6)
	Ownership (1)		Sales	Remaining	Price (2)	Type (3)	Rate (4)	Sellout	NPV (5)		2006	2007	2008	Thereafter
			(Lots/Units/Acres)	(Lots/Units/Acres)

Desert Mountain	93%		2,481	82	$1,355	SF, SH, TH B	12%(7)	3	$207,000		$15,000	$44,000	$24,000	$219,000

Crescent Resort Development, Inc.

Tahoe Mountain Resorts:
Northstar	13%/57	% (8)	1,800	1,729	$2,513	CO, TH, TS S	12%	14	$299,000		$66,000	$122,000	$152,000	$1,171,000
Old Greenwood	13%/71%		165	138	$1,966	TH, TS B	12%	6	49,000		10,000	22,000	11,000	38,000
Gray’s Crossing	13%/71%		546	304	$409	SF, CO B	12%	4	18,000		16,000	7,000	12,000	—
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A	N/A	54,000	(9)	—	2,000	15,000	207,000

Subtotal- Tahoe Mountain Resorts			2,511	2,171					$420,000		$92,000	$153,000	$190,000	$1,416,000

Denver Development:
Creekside Townhomes at Riverfront Park	12% / 64%		23	7	$870	TH P	12%	1	2,000		2,000	—	—	—
Brownstones (Phase I)	12% / 64%		16	7	$1,910	TH P	12%	1	6,000		6,000	—	—	—
Delgany	12% / 64%		42	8	$740	CO P	12%	1	3,000		3,000	—	—	—
Identified Future Projects	12%/26%-64	%(8)	934	934	$790	TH, CO B	12%	7	57,000		22,000	17,000	18,000	110,000

Subtotal- Denver Development			1,015	956					$68,000		$33,000	$17,000	$18,000	$110,000

Mountain Development:
Hummingbird	12%/64%		40	5	$2,030	CO S	12%	1	3,000		3,000	—	—	—
Eagle Ranch	12%/76%		1,395	311	$130	SF P	12%	2	13,000		8,000	7,000	—	—
Main Street Station Vacation Club	12%/30	% (8)	42	13	$1,060	TS S	12%	3	—		—	—	—	—
Riverbend	12%/68%		630	188	$40	SF P	12%	2	2,000		—	2,000	—	—
Three Peaks	12%/33	%(8)	327	46	$260	SF S	12%	2	5,000		3,000	3,000	—	—
Village Walk	12%/58%		26	26	$5,230	TH B	12%	2	19,000		2,000	21,000	—	—
Beaver Creek Landing	12%/64%		52	52	$1,250	CO P	12%	2	5,000		—	9,000	—	—
Identified Future Projects	12%/64%		392	392	$850	TS, CO, TH S	12%	6	23,000		28,000	3,000	58,000	27,000

Subtotal- Mountain Development			2,904	1,033					$70,000		$44,000	$45,000	$58,000	$27,000

Other Residential Investments

The Residences at Ritz-Carlton Phase I & II	100%		171	171	$1,736	CO, TH P	8.5%(10)	3	98,000		—	27,000	63,000	80,000
Other (11)	98%		497	33	$44	SF P	12%	N/A	94,000		10,000	27,000	20,000	8,000

Subtotal- Other Residential			668	204					192,000		10,000	54,000	83,000	88,000

Total			9,579	4,446					$957,000		$194,000	$313,000	$373,000	$1,860,000

[A]	Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	Based on lots, units, and acres remaining to be sold.

(3)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); ACR (Acreage); and SH (Single-Family Home). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).

(4)	Management believes this discount rate falls within an industry standard range.

(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.

(6)	Estimated cash flow to Crescent for 2006 through thereafter represents cash flows to Crescent for each project after third-party debt repayments ($150M as of December 31, 2005). In order for Crescent to generate the estimated cash flows for the future periods, Crescent will invest approximately $167M in 2006, $159M in 2007, and $64M in 2008. Thereafter, Crescent will fund approximately $70M per year (primarily for the Northstar at Tahoe Project).

(7)	Reversion of Desert Mountain Club and related assets discounted at 8%.

(8)	A joint venture partner participates in this project.

(9)	Represents Crescent’s estimate of fair value for the assets, net of debt.

(10)	Sale of The Residences at Ritz-Carlton Phase I and Phase II are discounted at 7.5% and 12%, respectively.

(11)	Other consists of 8 acres of land held for development in Las Vegas adjacent to the Howard Hughes Center, Jefferson at Dedham, Sonoma Golf Club, and Other Land Developments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

Resort Residential Development Net Equity Book Value by Project
As of December 31, 2005
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other (1)	Developments

Assets	$404,800	$78,500	$112,100	$595,400	$215,100	$158,200	$968,700

Property Level Financing	(88,100)	(14,100)	(1,600)	(103,800)	(6,200)	(32,700)	(142,700)

Other Liabilities	(82,000)	(11,400)	(54,100)	(147,500)	(84,500)	(55,000)	(287,000)

Minority Interest	(600)	(2,300)	(11,300)	(14,200)	(17,300)	(700)	(32,200)

Net Equity Book Value	$234,100	$50,700	$45,100	$329,900	$107,100	$69,800	$506,800

Club and Operating Assets, net (2)	$54,200	$5,700	$—	$59,900	$80,500	$22,100	$162,500

Net Equity in Development Real Estate	$179,900	$45,000	$45,100	$270,000	$26,600	$47,700	$344,300

(1)	Includes Houston Area Development Corporation, Mira Vista Development Corporation, Jefferson Station, L.P., Crescent Plaza Residential, L.P., and the Sonoma Club.

(2)	Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2005

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Resort/Hotel Segment
As of June 30, 2006
PROPERTY TABLE (1)

					For the three months ended June 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	84%	81%	$741	$737	$593	$552	48	%(3)

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001/2006	190	(4)	35%	40%	$158	$159	$55	$64	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		82	74	322	305	265	226	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		70	73	521	474	366	346	100%

Total/Weighted Average			478		62%	57%	$314	$278	$194	$159

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		71%	78%	$134	$128	$96	$99	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		68	69	137	104	93	71	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		83	82	149	131	124	107	100%

Total/Weighted Average			1,376		74%	76%	$140	$123	$103	$94

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,854		71%	71%	$181	$161	$128	$114

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., the Canyon Ranch Living Community in Bethesda, MD., the Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	In April 2006, 85 rooms were taken out of service at the Park Hyatt Beaver Creek Resort and Spa. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the three months ended June 30,
			Percentage/
			Point
	2006	2005	Change
Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$2,653	$2,365	12%
Weighted Average Occupancy	62%	57%	5 pt
Average Daily Rate	$314	$278	13%
Revenue per Available Room/Guest Night	$194	$159	22%
Number of Properties	3	3

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$4,953	$4,374	13%
Weighted Average Occupancy	74%	76%	(2)pt
Average Daily Rate	$140	$123	14%
Revenue per Available Room/Guest Night	$103	$94	10%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$7,606	$6,739	13%
Weighted Average Occupancy	71%	71%	— pt
Average Daily Rate	$181	$161	12%
Revenue per Available Room/Guest Night	$128	$114	12%
Number of Properties	6	6

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Resort/Hotel Segment
As of June 30, 2006
PROPERTY TABLE (1)

					For the six months ended June 30,
									Revenue
					Average		Average		Per		Crescent’s
		Year			Occupancy		Daily		Available		Ownership
		Completed/			Rate		Rate		Room/Guest Night		Share
PROPERTY	Location	Renovated	Rooms		2006	2005	2006	2005	2006	2005
Canyon Ranch®
Canyon Ranch — Tucson & Lenox	Tucson, AZ / Lenox, MA	1980/1989	471	(2)	85%	83%	$759	$749	$618	$577	48	% (3)

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001/2006	190	(4)	57%	58%	$436	$368	$251	$215	100%
Fairmont Sonoma Mission Inn & Spa	Sonoma, CA	1927/1987/1997/2004	228		74	62	286	275	211	170	80%
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	60		67	65	474	426	318	276	100%

Total/Weighted Average			478		66%	60%	$367	$337	$241	$203

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		71%	71	$129	$126	$92	$89	100%
Renaissance Houston Hotel	Houston, TX	1975/2000	388		73	71	133	104	96	74	100%
Omni Austin Hotel (5)	Austin, TX	1986	375		83	81	151	131	126	105	100%

Total/Weighted Average			1,376		75%	74%	$137	$122	$103	$90

Total/Weighted Average Luxury Resorts and Spas, and Upscale Business Class Hotels			1,854		72%	70%	$196	$178	$142	$124

(1)	Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in the properties.

(2)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

(3)	Crescent owns 48% of the Canyon Ranch companies which own or manage: Canyon Ranch Tucson and Canyon Ranch Lenox Destination Resorts, Canyon Ranch SpaClub at the Venetian Resort in Las Vegas, the Canyon Ranch SpaClub on the Queen Mary 2 ocean liner, the Canyon Ranch Living Community in Miami, Fl., the Canyon Ranch SpaClub at The Gaylord Palms Resort in Kissimmee, Fl., the Canyon Ranch Living Community in Bethesda, MD., the Canyon Ranch Living Community in Chicago, IL., and all Canyon Ranch trade names and trademarks.

(4)	In April 2006, 85 rooms were taken out of service at the Park Hyatt Beaver Creek Resort and Spa. The floor space occupied by 55 of these rooms is to be converted into time-share units for sale by Crescent Resort Development, Inc. The remaining space will be used to expand the Allegria Spa.

(5)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.
SAME STORE ANALYSIS

	For the six months ended June 30,
			Percentage/
			Point
	2006	2005	Change
Luxury Resorts and Spas:
Same-Store NOI (in thousands)	$8,591	$7,361	17%
Weighted Average Occupancy	66%	60%	6	pt
Average Daily Rate	$367	$337	9%
Revenue per Available Room/Guest Night	$241	$203	19%
Number of Properties	3	3

Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$10,014	$8,046	24%
Weighted Average Occupancy	75%	74%	1	pt
Average Daily Rate	$137	$122	12%
Revenue per Available Room/Guest Night	$103	$90	14%
Number of Properties	3	3

Total Luxury Resorts and Spas, and Upscale Business Class Hotels:
Same-Store NOI (in thousands)	$18,605	$15,407	21%
Weighted Average Occupancy	72%	70%	2	pt
Average Daily Rate	$196	$178	10%
Revenue per Available Room/Guest Night	$142	$124	15%
Number of Properties	6	6

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

PORTFOLIO DATA
Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Temperature-Controlled Logistics Properties
As of June 30, 2006

		Total Cubic	Total
	Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)
Alambama	5	10.8	0.4
Arizona	1	2.9	0.1
Arkansas	6	33.1	1.0
California	5	21.8	0.8
Colorado	1	2.8	0.1
Florida	5	6.5	0.3
Georgia	8	49.5	1.7
Idaho	2	18.7	0.8
Illinois	2	11.6	0.4
Indiana	2	9.1	0.3
Iowa	2	12.5	0.5
Kansas	2	5.0	0.2
Kentucky	1	2.7	0.1
Maine	1	1.8	0.2
Massachusetts	4	10.2	0.5
Minnesota	1	3.0	0.1
Mississippi	1	4.7	0.2
Missouri	2	46.8	2.7
Nebraska	2	4.4	0.2
New York	1	11.8	0.4
North Carolina	4	15.7	0.5
Ohio	1	5.5	0.2
Oklahoma	1	1.4	0.1
Oregon	5	35.6	1.5
Pennsylvania	2	27.4	0.9
South Carolina	1	1.6	0.1
South Dakota	1	2.9	0.1
Tennessee	3	10.6	0.4
Texas	2	6.6	0.2
Utah	1	8.6	0.4
Virginia	2	8.7	0.3
Washington	6	28.7	1.1
Wisconsin	3	17.4	0.6

TOTAL	86	440.4	17.4

(1)	As of June 30, 2006, the Company held a 31.72% interest in AmeriCold Realty Trust which operates 101 facilities, of which 85 are wholly owned, one is partially owned and 15 are managed for outside owners.
Average Occupancy for all Owned Facilities

	2006	2005
Quarter Ended June 30, 2006	73%	72%

Year to date June 30, 2006	75%	72%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

PORTFOLIO DATA
Mezzanine Investments

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Mezzanine Investments
As of June 30, 2006
(dollars in thousands)

						Weighted Average
						Yield During
Type of Investment	Date of Transaction	Remaining Term (mos) (1)	Loan Extensions(2)	Quarter End Balance		Quarter	Current Yield (2)	Fixed/Variable
Wholly Owned

Los Angeles Office Investment	11/9/2004	4	Four 6-months	22,000		14.24%	14.62%	Variable
New York City Office Investment	2/7/2005	N/A	N/A	—	(3)	N/A	N/A	N/A
Orlando Resort Investment	3/31/2005	N/A	N/A	—	(4)	N/A	N/A	N/A
Los Angeles Office Investment	5/31/2005	11	Three 6-months	20,000		13.24%	13.60%	Variable
Dallas Office Investment	6/9/2005	12	Three 1-year	12,000		13.56%	13.87%	Variable
Dallas Office Investment	8/31/2005	50	N/A	7,660		11.04%	11.04%	Fixed
California Luxury Hotel Investment	11/16/2005	16	Five 1-year	15,000		16.02%	16.37%	Variable
Los Angeles Office Investment	11/16/2005	11	Three 6-months	25,000		9.52%	9.88%	Variable
Southeastern U.S. Office Investment	12/30/2005	15	Three 1-year	20,700		11.91%	12.23%	Variable
Florida Hotel Portfolio Investment	1/20/2006	30	Two 1-year	15,000		13.02%	13.37%	Variable
California Ski Resort	4/12/2006	32	Two 1-year	20,000		9.56%	9.87%	Variable
New York City Condominiums	5/8/2006	16	Two 1-year	28,800		17.96%	18.20%	Variable

				186,160		12.91%	13.50%

Joint Ventured (5)
Florida Resort Investment	8/31/2005	13	Three 1-year	15,000	(6)	10.33%	10.63%	Variable
Caribbean Resort Investment	12/19/2005	28	Two 1-year	18,824		9.74%	10.12%	Variable
California Luxury Hotel Investment	2/14/2006	17	Five 1-year	25,000		12.27%	12.62%	Variable

				58,824		10.96%	11.31%

(1)	Yields and remaining terms are as of July 31, 2006.

(2)	Loan extensions available subject to the right of the borrower to extend the loan pursuant to the loan agreement.

(3)	On February 1, 2006, this loan was paid off. Cash received was $18.5 million which included a $1.2 million prepayment penalty.

(4)	On February 24, 2006, this loan was paid off. Cash received was $37.9 million which included a $5.0 million prepayment penalty.

(5)	In May 2005, we entered into an agreement with Capstead Mortgage Corporation pursuant to which we formed a joint venture to invest up to $100 million in equity. The joint venture will invest in select B note and mezzanine loans on commercial real estate over a two-year period. Capstead is committed to 75% of the equity capital, and we are committed to 25%. Total equity contributions from Crescent as of June 30, 2006 were $5.4 million.

(6)	On July 14, 2006, this loan was paid off. Cash received was $4.0 million which included a $0.2 million prepayment penalty. Crescent’s share of cash received was $1.0 million.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006

Equity Research Coverage

BB&T Capital Markets	Morgan Stanley
Stephanie Krewson	David Cohen
804.782.8784	212.761.8564

Bear Stearns	RBC Capital Markets
Ross Smotrich	Sri Nagarajan
Jeff Langbaum	Mitch Germain
212.272.8046	212.428.2360
212.272.4201	212.428.2364

Greenstreet Advisors	Citigroup
Jim Sullivan	Jonathan Litt
Cedrik Lachance	Steven Benyik
949.640.8780	212.816.0231
212.816.6445

Merrill Lynch
Steve Sakwa
Chris Pike
212.449.0335
214.449.1153
Investor Relations
Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Jane Mody	Jennifer Terrell
Managing Director	Investor and Media
Capital Markets	Relations Director
Phone: 817.321.1086	Phone: 817.321.1464
Fax: 817.321.2060	Fax: 817.321.2060
Jmody@crescent.com	Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended June 30, 2006